UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-4019

Exact name of registrant as specified in charter:  USAA INVESTMENT TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               EILEEN M. SMILEY
                                                     USAA INVESTMENT TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-4103

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2006




ITEM 1. REPORT TO STOCKHOLDERS.
USAA CORNERSTONE STRATEGY FUND - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2006

[LOGO OF USAA]
   USAA(R)

                            USAA CORNERSTONE
                                  STRATEGY Fund

                                  [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

       A n n u a l  R e p o r t

--------------------------------------------------------------------------------
       MAY 31, 2006

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                   2

MANAGERS' COMMENTARY                                                         4

FUND RECOGNITION                                                            11

INVESTMENT OVERVIEW                                                         12

FINANCIAL INFORMATION

   Distributions to Shareholders                                            17

   Report of Independent Registered Public Accounting Firm                  18

   Portfolio of Investments                                                 19

   Notes to Portfolio of Investments                                        54

   Financial Statements                                                     59

   Notes to Financial Statements                                            62

EXPENSE EXAMPLE                                                             79

ADVISORY AGREEMENTS                                                         81

DIRECTORS' AND OFFICERS' INFORMATION                                        93

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2006, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                           "

                                        IT IS A CLASSIC SCENARIO. WHEN MARKETS
[PHOTO OF CHRISTOPHER W. CLAUS]           GO UP, RISK TOLERANCE GOES UP, AND
                                         INVESTORS START TO CHASE PERFORMANCE.

                                                           "

                                                                       June 2006
--------------------------------------------------------------------------------

         Remember risk? It is the flip side of the risk/reward equation. In exchange for the possibility of higher returns, you take on more risk. But during the last two to three years, many investors have forgotten this fundamental investment truth. Hungry for returns in the low-interest-rate environment, they flocked into the riskier asset classes - the emerging markets, small-cap stocks, precious metals, and commodities. Investor experience has been all about reward and very little about risk.

         In May, however, risk finally re-emerged as a consideration in investment decision-making. Rising global interest rates and the potential for a worldwide economic slowdown have led to increased market volatility, reminding investors that outsized rewards are generally paired with greater risk. As a result, the old adage that you should be paid for the risk you assume has taken on renewed meaning.

         It is a classic scenario. When markets go up, risk tolerance goes up, and investors start to chase performance. The opposite approach is often the better course. You would be wise to cultivate patience during rising markets and potentially reduce the amount of risk you take. Experienced investors know that as market returns increase, so do the chances of a correction.

         Still, when the financial markets are awash in liquidity, it is easy to forget the fundamentals. If you cannot find the returns you want in conservative equity and fixed-income investments, you are tempted to seek higher returns elsewhere. This is precisely what happened during the last couple of years.

         But in the spring, it all began to unravel as global interest rates continued to rise. In the months ahead, we may see even higher short-term rates as

 . . . C O N T I N U E D
========================--------------------------------------------------------

         the Federal Reserve Board (the Fed) tries to combat inflation. We may also see a slowdown in the U.S. economy, and if the U.S. economy cools, the world economy is likely to follow suit.

         In this environment, money market fund yields - currently near 5% - are appealing, especially for risk-averse investors. Once the Fed pauses, bonds should become more attractive. For equity investors, the most prudent play may be a conservative stance. They might also want to consider locking in some of their gains in the emerging markets, small-cap stocks, precious metals, and commodities.

         At USAA Investment Management Company, we have already taken a more conservative position in our international and emerging markets portfolios - perhaps earlier than a crystal ball would have suggested
         - but as the market has fallen, our relative performance has been solid. Going forward, we will continue to look for investment opportunities that have the potential to add value while evaluating the risks that could affect them.

         From all of us here, thank you for your business and the opportunity to serve your investment needs.

         Sincerely,

         /s/ CHRISTOPHER W. CLAUS

         Christopher W. Claus
         President and Vice Chairman of the Board

         CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE USAA MUTUAL FUNDS CAREFULLY BEFORE INVESTING. CONTACT US AT (800) 531-8448 FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUNDS FROM USAA INVESTMENT MANAGEMENT COMPANY, DISTRIBUTOR (USAA). READ IT CAREFULLY BEFORE INVESTING.

         AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

         Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall. o Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

USAA Investment Management Company            MFS Investment Management
    MARK W. JOHNSON, CFA                           (International Stocks)
    Precious Metals and Minerals,                  DAVID R. MANNHEIM
    Real Estate Securities
                                                   MARCUS L. SMITH
    MARGARET "DIDI" WEINBLATT, Ph.D., CFA
    Bonds and Money Market Instruments        Wellington Management Company, LLP
                                                   (U.S. Stocks)
    ARNOLD J. ESPE, CFA                            MATTHEW E. MEGARGEL, CFA
    Bonds and Money Market Instruments
                                                   MAYA K. BITTAR, CFA
    STUART H. WESTER, CFA
    U.S. Stocks                                    FRANCIS J. BOGGAN, CFA

                                                   JEFFREY L. KRIPKE
Batterymarch Financial Management, Inc.
    (U.S. and International Stocks)
    THOMAS LINKAS, CFA

    CHARLES F. LOVEJOY, CFA
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

                 For the year ended May 31, 2006, the USAA Cornerstone Strategy Fund had a total return of 8.67%. This compares to a return of 14.81% for the Lipper Global Flexible Funds Index and 8.63% for the S&P 500 Index.

HOW WAS THE FUND ALLOCATED AMONG THE VARIOUS ASSET CLASSES?

                 The Fund began the reporting year with 52% of net assets in U.S. equities, 29% in international equities, and 19% in bonds and money market instruments. Due to asset allocation adjustments and investment performance, the Fund ended the fiscal year with 42% of net assets in U.S. equities, 29% in international equities, 27% in bonds and money market instruments, 1% in precious metals and minerals securities, and 1% in real estate equity securities.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 14 FOR BENCHMARK DEFINITIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

WHY DID THE FUND UNDERPERFORM ITS LIPPER PEER GROUP INDEX?

                 First, there was underperformance within the U.S. equity portion of the Fund relative to the Lipper Global Flexible Funds Index. Also, the Fund was underweight in international stocks in a period when international stocks significantly outperformed U.S. stocks. Finally, the Fund had an underweight position in stocks overall, both in the United States and overseas, in a period when stocks outperformed bonds by a good margin.

WERE ANY STEPS TAKEN TO IMPROVE PERFORMANCE?

                 Yes, USAA Investment Management Company (USAA IMCO) and the Fund's Board of Trustees made several key decisions during the reporting year that we believe will ultimately enhance long-term performance, increase flexibility and efficiency, and potentially reduce risk. These include:

                 o  In December 2005, Batterymarch Financial Management,
                    Inc. (Batterymarch) began subadvising a portion of the Fund's assets using a "best ideas" global investment strategy, purchasing stocks that its stock-selection model has ranked the most attractive in the global marketplace. Instead of being tied to just one stock style in one country, Batterymarch can scour the world on your behalf for what it believes are the best investments in each global industry sector.

                 o Effective March 1, 2006, the Fund's Board of Trustees voted to increase the international stocks category limit from 30% to 70%.

                 o  The Fund increased its utilization of exchange-traded funds
                    (ETFs) for cost efficiency and investment flexibility. ETFs, relatively low-cost vehicles that typically track a market index, give us the ability to adjust the Fund's asset allocation quickly when USAA IMCO believes it is warranted. At the end of the

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                    reporting year, 13.7% of the Fund's net assets were in ETFs tied to the U.S. stock market.

HOW DID THE U.S. STOCK PORTION OF THE FUND THAT WELLINGTON MANAGEMENT COMPANY, LLP (WELLINGTON) MANAGES PERFORM?

                 The Wellington-managed portion of the Fund underperformed the Russell 3000 Index. While stock selection was positive relative to the Russell 3000 Index, sector allocation detracted from relative performance. Energy was the top-performing area of the market, and the Fund benefited from overweight exposure to this sector, with Schlumberger Ltd., Chesapeake Energy Corp., and GlobalSantaFe Corp. among the top positive contributors to performance. Industrials company Precision Castparts Corp. delivered excellent performance with strong fundamental growth. In the financials sector, many of our capital markets-related stocks, including E*TRADE Financial Corp., Merrill Lynch & Co., Inc., and State Street Corp., outperformed on a relative basis.

                 Stock selection in information technology, health care, and utilities detracted from relative performance in the portion of the Fund that Wellington managed. Adobe Systems, Inc. was our weakest-performing stock, because the company was between product cycles and struggled to meet its revenue and earnings targets. However, we view this as a short-term concern because the new version of the hugely popular Adobe Acrobat remains on track for a fall 2006 release. Dell, Inc., Yahoo!, Inc., and

                 THE RUSSELL 3000 INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. WELLINGTON AND USAA IMCO UTILIZE THE RUSSELL 3000 AS A FINANCIAL MARKET PERFORMANCE BENCHMARK IN MANAGING THE U.S. STOCK PORTION OF THE FUND.

                 GLOBALSANTAFE CORP., DELL, INC., YAHOO!, INC., TEMPUR-PEDIC INTERNATIONAL, INC., AND KOHL'S CORP. WERE SOLD OUT OF THE FUND PRIOR TO MAY 31, 2006.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-53.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 Microsoft Corp. also hurt performance, as did the mattress company Tempur-Pedic International, Inc., the retailer Kohl's Corp., and biotechnology giant Amgen, Inc.

                 As of the end of the reporting year, the portion of the portfolio that Wellington manages was overweight in the health care and consumer discretionary sectors, where we have been finding stocks with attractive valuations and good relative earnings potential. We were modestly overweight in energy as global demand and constrained supply foster long-term growth prospects. We also maintained an overweight position in information technology, with an emphasis on software companies, which should benefit from higher corporate spending amid new product cycles. We were underweight in utilities, which appear expensive on a price-to-earnings basis and less attractive on a yield basis given our modestly higher interest-rate outlook.

HOW DID THE INTERNATIONAL STOCK PORTION OF THE FUND THAT MFS INVESTMENT MANAGEMENT (MFS) HANDLES PERFORM?

                 The MFS-managed portion of the Fund underperformed the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI-EAFE) Index. As a result of a company-by-company bottom-up research process, we remained underweight in Japan, because although we don't dispute that an economic recovery is taking hold, stock prices have moved up very quickly, and from a valuation standpoint we believe we're finding better opportunities elsewhere. We were overweight in continental Europe, slightly overweight in the United Kingdom, and had 2.8% of net assets in emerging markets, which are not in the MSCI-EAFE Index.

                 Among the best individual performers in the MFS-managed portion of the Fund relative to the MSCI-EAFE Index was

                 THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENTS OF STOCK MARKETS IN EUROPE, AUSTRALASIA, AND THE FAR EAST BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 Schneider Electric S.A. (France), the global leader in electrical equipment distribution, which is benefiting from higher corporate expenditures on property and equipment. Other stocks that did well in the industrial goods and services sector were Sweden's Sandvik AB and Atlas Copco AB. In utilities and communications, our holding in Hutchison Telecommunications International Ltd. (Hong Kong) did well based on its strong position in the mobile phone market in India. Although we were underweight in the strong energy sector, we had very positive stock selection, led by EnCana Corp. (Canada) and CNOOC Ltd. (China).

                 Consistent with the MFS philosophy of looking for above-average sustainable growth companies, we tended not to own metals and mining stocks that benefited from the strong rise in commodity prices. This hurt performance in the basic materials sector. Higher commodity prices also had a negative impact on our overweight position in Bridgestone Corp. (Japan). In consumer staples, our substantially overweight position in Nestle S.A. (Switzerland) detracted from performance on a relative basis.

                 We at MFS continue to see a slowdown in global earnings growth, from above-trend levels back to being more in line with long-term trends. As earnings slow, we believe the markets tend to reward companies that show the ability to sustain above-average earnings growth, and we believe we're finding these companies throughout the world and in many sectors for the MFS portion of the Fund.

HOW DID THE PORTION OF THE FUND THAT BATTERYMARCH MANAGES PERFORM?

                 With the ability to purchase the stocks that its stock selection model has ranked as most attractive, from anywhere in the world, the portion of the Fund that Batterymarch manages significantly

                 THE MSCI WORLD INDEX IS AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENTS OF WORLD STOCK MARKETS BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.

                 SANDVIK AB AND ATLAS COPCO AB WERE SOLD OUT OF THE FUND PRIOR TO MAY 31, 2006.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 outperformed the MSCI World Index from its introduction into the Fund in early December.

                 Batterymarch intentionally keeps the industry sector weightings of its portion of the Fund approximately in line with the MSCI World Index as a risk-management tool, and therefore individual stock selection was the key to the strong performance. Performance during the period was helped by stock selection in the industrials, information technology, financials (excluding banks), energy, and consumer staples sectors, with Vallourec S.A., a French carbon steel manufacturer, and LUKoil Holdings ADR, a Russian oil company, among the top contributors. Exposure within the 11 global economic sectors was a result of bottom-up stock selection, as opposed to any top-down macro views.

                 The Batterymarch stock selection model, which ranks a very broad stock universe, led us to end the reporting year with greater exposure to the value-oriented end of the spectrum for the Batterymarch portion of the Fund. This positioning reflects the fact that our model ranks stocks based on underlying company fundamentals; as these fundamentals shift, our goal is to shift with them. Batterymarch re-ranks all stocks daily, an approach that allows us to make investment decisions based on the most up-to-date information available.

HOW DID THE FUND'S BOND AND MONEY MARKET INSTRUMENTS, A USAA
IMCO-MANAGED-PORTION, PERFORM?

                 It's hard for most people to be excited about performance when you barely manage to break even, as was the case with the bond portion during the reporting year. However, this represented outstanding performance relative to the Lehman Brothers U.S. Aggregate Bond Index.

                 THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX COVERS THE U.S. INVESTMENT-GRADE FIXED-RATE BOND MARKET, INCLUDING GOVERNMENT AND CREDIT SECURITIES, AGENCY MORTGAGE PASS-THROUGH SECURITIES, ASSET-BACKED SECURITIES, AND COMMERCIAL MORTGAGE-BACKED SECURITIES THAT HAVE REMAINING MATURITIES OF MORE THAN ONE YEAR.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 It was a tough environment for bonds as interest rates rose across all maturities on the yield curve, but USAA IMCO managed to provide a positive total return as interest on the bonds we owned offset the principal erosion caused by rising rates. A key factor in our good performance was our strategy regarding duration, a measure of interest-rate sensitivity.
                 We began the year with a shorter-than-average duration, and gradually moved toward a neutral duration. Throughout the reporting year, we were opportunistic, buying when rates rose and selling as they fell, and also investing in floating-rate bonds whose income rose as the Federal Reserve Board (the Fed) raised rates.

                 The biggest driver of our outperformance, however, was security selection. This USAA IMCO portion was overweight in corporate bonds, with a focus on individual issues in finance, utilities, and real estate investment trusts. We also benefited from our decision to emphasize commercial mortgage-backed securities over residential mortgages. Credit for our ability to pick the right bonds in the right sectors goes largely to USAA IMCO's team of 17 analysts here in San Antonio.

                 With the economy in the sensitive transition period from high to moderate growth, and with the Fed under new leadership, we're avoiding making any big bets on duration as we move into the new reporting year. Instead, we are continuing to focus on what we do best, which is to use our research advantage to find individual securities that we believe give us the most value for a given level of risk.

HOW DID THE USAA IMCO-MANAGED PRECIOUS METALS AND MINERALS PORTION OF THE FUND PERFORM?

                 The Fund's allocation to precious metals and minerals securities helped performance, because the price of gold and other commodities rose dramatically.

                 On behalf of everyone at USAA IMCO, Wellington, MFS, and Batterymarch, we thank you for your investment in the Fund.

 F U N D
========------------------------------------------------------------------------
         RECOGNITION

USAA CORNERSTONE STRATEGY FUND

--------------------------------------------------------------------------------

                         OVERALL MORNINGSTAR RATING(TM)

               out of 1,472 large blend funds for the period
                            ending May 31, 2006:

                                 OVERALL RATING
                                  *   *   *   *

           3-YEAR                   5-YEAR                   10-YEAR
           * * *                   * * * * *                 * * * *
     out of 1,472 funds        out of 1,177 funds        out of 440 funds

           The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Ratings metrics.
                   Ratings are based on risk-adjusted returns.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS, AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF THE FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. (EACH SHARE CLASS IS COUNTED AS A FRACTION OF ONE FUND WITHIN THIS SCALE AND RATED SEPARATELY, WHICH MAY CAUSE SLIGHT VARIATIONS IN THE DISTRIBUTION PERCENTAGES.)

12

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA CORNERSTONE STRATEGY FUND (Ticker Symbol: USCRX)

OBJECTIVE
--------------------------------------------------------------------------------

                 Achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, and precious metals and minerals) and, to a much lesser extent, in bonds and money market instruments.

-----------------------------------------------------------------------------------------
                                                     5/31/06                 5/31/05
-----------------------------------------------------------------------------------------
Net Assets                                       $1,712.1 Million        $1,543.4 Million
Net Asset Value Per Share                             $26.50                  $26.53

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/06
--------------------------------------------------------------------------------

1 YEAR                              5 YEARS                           10 YEARS
 8.67%                                5.64%                             6.62%

                 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

                 TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                        CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                   LIPPER GLOBAL         USAA CORNERSTONE
              S&P 500 INDEX     FLEXIBLE FUNDS INDEX      STRATEGY FUND
05/31/96       $10,000.00           $10,000.00              $10,000.00
06/30/96        10,038.13            10,041.43               10,058.89
07/31/96         9,594.89             9,796.48                9,812.34
08/31/96         9,797.58             9,941.01               10,032.30
09/30/96        10,348.52            10,219.99               10,313.35
10/31/96        10,633.83            10,345.97               10,464.05
11/30/96        11,436.91            10,786.39               10,919.12
12/31/96        11,210.35            10,801.68               11,120.85
01/31/97        11,910.34            11,001.66               11,288.15
02/28/97        12,003.85            11,065.17               11,342.52
03/31/97        11,511.55            10,884.31               11,166.86
04/30/97        12,198.17            10,990.74               11,233.78
05/31/97        12,943.93            11,452.86               11,693.83
06/30/97        13,519.37            11,773.71               12,116.25
07/31/97        14,594.82            12,257.91               12,683.81
08/31/97        13,777.80            11,906.17               12,305.65
09/30/97        14,531.94            12,413.48               13,009.82
10/31/97        14,047.16            11,973.32               12,675.12
11/30/97        14,696.89            12,010.58               12,727.28
12/31/97        14,949.11            12,113.61               12,860.39
01/31/98        15,114.30            12,143.18               12,855.81
02/28/98        16,203.77            12,690.67               13,304.96
03/31/98        17,032.88            13,116.52               13,726.61
04/30/98        17,207.30            13,232.21               13,777.03
05/31/98        16,911.94            13,118.89               13,699.12
06/30/98        17,598.39            13,108.62               13,621.20
07/31/98        17,412.40            12,980.44               13,308.29
08/31/98        14,896.72            11,544.19               11,928.46
09/30/98        15,851.84            11,728.98               12,161.60
10/31/98        17,139.25            12,341.42               12,575.55
11/30/98        18,177.60            12,894.01               12,937.17
12/31/98        19,224.40            13,202.75               13,118.78
01/31/99        20,028.00            13,359.52               13,103.83
02/28/99        19,405.64            13,034.61               12,750.08
03/31/99        20,181.83            13,459.04               12,869.66
04/30/99        20,963.36            14,182.09               13,696.75
05/31/99        20,468.88            13,956.17               13,597.10
06/30/99        21,601.75            14,473.50               13,826.29
07/31/99        20,930.18            14,463.54               13,680.99
08/31/99        20,826.57            14,412.68               13,533.66
09/30/99        20,256.33            14,333.91               13,349.49
10/31/99        21,537.62            14,624.53               13,517.87
11/30/99        21,975.41            15,137.98               13,638.89
12/31/99        23,267.91            16,155.90               14,185.65
01/31/00        22,099.01            15,825.78               13,781.60
02/29/00        21,681.13            16,706.26               13,661.47
03/31/00        23,800.79            16,625.11               14,502.34
04/30/00        23,084.98            16,068.66               14,376.76
05/31/00        22,611.74            15,816.28               14,344.00
06/30/00        23,168.63            16,383.23               14,638.85
07/31/00        22,806.73            16,180.92               14,521.37
08/31/00        24,222.56            16,732.79               14,826.37
09/30/00        22,944.10            16,239.13               14,431.00
10/31/00        22,846.62            15,924.41               14,301.09
11/30/00        21,046.86            15,309.12               14,041.28
12/31/00        21,150.12            15,928.85               14,575.21
01/31/01        21,900.05            16,134.77               14,832.11
02/28/01        19,904.45            15,321.12               14,278.34
03/31/01        18,644.20            14,565.36               13,798.78
04/30/01        20,091.89            15,308.05               14,478.15
05/31/01        20,226.68            15,190.95               14,426.77
06/30/01        19,734.57            14,968.94               14,204.12
07/31/01        19,540.22            14,757.01               14,238.37
08/31/01        18,318.20            14,392.58               13,907.25
09/30/01        16,839.08            13,443.67               12,942.42
10/31/01        17,160.37            13,761.35               13,068.02
11/30/01        18,476.35            14,258.52               13,696.01
12/31/01        18,638.31            14,276.08               13,887.39
01/31/02        18,366.47            14,183.74               13,661.68
02/28/02        18,012.19            14,067.38               13,738.90
03/31/02        18,689.69            14,458.15               14,202.21
04/30/02        17,557.08            14,263.35               14,012.13
05/31/02        17,428.19            14,431.11               14,000.25
06/30/02        16,187.21            13,887.64               13,501.30
07/31/02        14,925.72            13,065.56               12,735.06
08/31/02        15,023.43            13,130.56               12,836.04
09/30/02        13,392.31            12,322.87               12,105.44
10/31/02        14,569.76            12,841.67               12,550.93
11/30/02        15,426.48            13,357.01               13,073.63
12/31/02        14,520.68            13,017.29               12,740.93
01/31/03        14,141.02            12,810.94               12,384.97
02/28/03        13,928.53            12,676.90               12,213.13
03/31/03        14,063.38            12,663.46               12,206.99
04/30/03        15,221.24            13,399.86               12,980.28
05/31/03        16,022.45            14,116.89               13,636.97
06/30/03        16,227.12            14,287.59               13,833.36
07/31/03        16,513.36            14,399.17               13,937.69
08/31/03        16,834.77            14,703.14               14,232.28
09/30/03        16,656.52            14,927.95               14,238.42
10/31/03        17,598.29            15,499.08               14,895.10
11/30/03        17,752.96            15,747.70               15,128.32
12/31/03        18,683.35            16,275.22               15,761.99
01/31/04        19,026.21            16,643.17               15,960.02
02/29/04        19,290.58            16,877.16               16,244.69
03/31/04        18,999.59            16,953.04               16,108.54
04/30/04        18,701.72            16,464.13               15,830.06
05/31/04        18,957.85            16,540.25               15,966.21
06/30/04        19,326.38            16,770.72               16,281.82
07/31/04        18,686.80            16,343.24               15,805.31
08/31/04        18,761.69            16,407.41               15,811.50
09/30/04        18,964.93            16,801.51               16,089.98
10/31/04        19,254.67            17,109.65               16,325.14
11/30/04        20,033.49            17,901.82               16,999.68
12/31/04        20,714.99            18,411.43               17,575.89
01/31/05        20,210.07            18,084.59               17,279.56
02/28/05        20,635.14            18,509.00               17,687.84
03/31/05        20,270.12            18,164.55               17,384.92
04/30/05        19,885.87            17,974.35               17,121.51
05/31/05        20,518.05            18,318.81               17,470.53
06/30/05        20,547.45            18,518.53               17,529.80
07/31/05        21,311.25            18,960.07               18,043.44
08/31/05        21,116.91            19,069.06               18,168.56
09/30/05        21,287.86            19,419.71               18,280.51
10/31/05        20,932.78            19,047.89               17,878.81
11/30/05        21,723.71            19,517.45               18,260.75
12/31/05        21,731.37            20,033.56               18,547.67
01/31/06        22,306.75            20,845.81               19,041.99
02/28/06        22,367.10            20,830.34               18,999.01
03/31/06        22,645.46            21,120.74               19,242.58
04/30/06        22,949.33            21,565.22               19,593.62
05/31/06        22,289.64            21,031.62               18,984.68

                                   [END CHART]

                   DATA FROM 5/31/96 THROUGH 5/31/06.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

14

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                 The graph on page 13 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the following benchmarks:

                 o The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                 o The Lipper Global Flexible Funds Index tracks the total return performance of the 10 largest funds within the Lipper Global Flexible Portfolio Funds category.

 . . . C O N T I N U E D
========================--------------------------------------------------------

---------------------------------------------------------------------------
                              TOP 3 HOLDINGS*
                             IN EACH CATEGORY
                            (% of Net Assets)
---------------------------------------------------------------------------

INTERNATIONAL STOCKS
   Roche Holdings AG                                           0.8%
   Reckitt Benckiser plc                                       0.7%
   Nestle S.A.                                                 0.6%

BONDS
   Chase Commercial Mortgage Securities Corp.,
      Series 2000-2, Class A2                                  0.3%
   Chase Commercial Mortgage Securities Corp.,
      Series 2000-3, Class A2                                  0.3%
   Credit Suisse First Boston Mortgage Securities Corp.,
      Series 2000-C1, Class A2                                 0.3%

U.S. EQUITIES
   iShares Trust, S&P 500 Index Fund**                        13.5%
   Bank of America Corp.                                       0.7%
   General Electric Co.                                        0.5%

PRECIOUS METALS AND MINERALS SECURITIES
   Freeport-McMoRan Copper & Gold, Inc. "B"                    0.2%
   Newmont Mining Corp.                                        0.2%
   Glamis Gold Ltd.                                            0.1%

REAL ESTATE EQUITY SECURITIES
   Duke Realty Corp., Preferred                                0.2%
   Leopalace21 Corp.                                           0.1%
   Simon Property Group, Inc.                                  0.1%

 *EXCLUDES MONEY MARKET INSTRUMENTS AND SHORT-TERM INVESTMENTS PURCHASED WITH
  CASH COLLATERAL FROM SECURITIES LOANED.

**PURSUANT TO A SECURITIES AND EXCHANGE COMMISSION (SEC) EXEMPTIVE ORDER AND A
  RELATED AGREEMENT WITH ISHARES TRUST (ISHARES), THE FUND MAY INVEST IN ISHARES IN AMOUNTS EXCEEDING LIMITS SET FORTH IN THE INVESTMENT COMPANY ACT OF 1940 THAT WOULD OTHERWISE BE APPLICABLE.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-53.

                 FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

16

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                    ASSET ALLOCATION
                        5/31/06

             [PIE CHART OF ASSET ALLOCATION]

U.S. Equities                                     41.5%
International Equities                            28.9%
Bonds                                             25.2%
Precious Metals & Minerals Securities              1.4%
Real Estate Equity Securities                      0.8%
Other*                                            12.4%

                     [END CHART]

                 PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

                 *INCLUDES MONEY MARKET INSTRUMENTS AND SHORT-TERM INVESTMENTS
                  PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED.

------------------------------------------------------
                 TOP 10 INDUSTRIES*
                 (% of Net Assets)
------------------------------------------------------

Diversified Banks                                  3.8%

Electric Utilities                                 3.5%

Pharmaceuticals                                    3.3%

Integrated Oil & Gas                               3.2%

Property & Casualty Insurance                      3.1%

Commercial Mortgage-Backed Securities              2.7%

Regional Banks                                     2.7%

Multi-Line Insurance                               2.5%

Oil & Gas Exploration & Production                 2.3%

Other Diversified Financial Services               2.1%

*EXCLUDES U.S. GOVERNMENT AND EXCHANGE-TRADED FUNDS.

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA CORNERSTONE STRATEGY FUND

                 The following federal tax information related to the Fund's fiscal year ended May 31, 2006, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2007.

                 For the year ended May 31, 2006, the Fund distributed long-term realized capital gains of $2.008419 per share.

                 Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $8,433,000.

                 20.33% of ordinary income distributions qualify for dividends-received deductions eligible to corporations.

                 For the fiscal year ended May 31, 2006, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $18,984,000 as qualifying interest income.

                 The Fund has designated a portion of the amount paid to redeeming shareholders, in the amount of $7,596,000, as a long-term capital gain distribution for tax purposes.

18

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
=======================---------------------------------------------------------
                        Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities of the USAA Cornerstone Strategy Fund (a portfolio of USAA Investment Trust) (the "Fund"), including the portfolio of investments, as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period presented through May 31, 2002, were audited by other auditors whose report, dated July 5, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Strategy Fund at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
July 14, 2006

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              U.S. EQUITIES (41.5%)

              U.S. COMMON STOCKS (27.4%)

              AEROSPACE & DEFENSE (1.4%)
   60,500     Boeing Co.                                                           $  5,037
   88,900     Lockheed Martin Corp.                                                   6,444
   32,300     Precision Castparts Corp.                                               1,861
   69,500     Raytheon Co.                                                            3,187
  107,000     United Technologies Corp.                                               6,690
                                                                                   --------
                                                                                     23,219
                                                                                   --------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.0%)(q)
   11,300     Polo Ralph Lauren Corp.                                                   638
                                                                                   --------
              APPAREL RETAIL (0.3%)
   39,600     Abercrombie & Fitch Co. "A"                                             2,291
    8,000     Christopher & Banks Corp.                                                 215
   66,650     Jos. A. Bank Clothiers, Inc.*                                           2,421
                                                                                   --------
                                                                                      4,927
                                                                                   --------
              APPLICATION SOFTWARE (0.5%)
  153,500     Adobe Systems, Inc.*                                                    4,395
   41,600     Autodesk, Inc.*                                                         1,514
   33,200     Intuit, Inc.*                                                           1,835
                                                                                   --------
                                                                                      7,744
                                                                                   --------
              ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
   25,400     Affiliated Managers Group, Inc.(g)*                                     2,291
   93,800     Nuveen Investments, Inc. "A"(g)                                         4,213
   82,000     State Street Corp.                                                      5,092
                                                                                   --------
                                                                                     11,596
                                                                                   --------
              AUTO PARTS & EQUIPMENT (0.1%)
   26,000     Johnson Controls, Inc.                                                  2,214
                                                                                   --------
              AUTOMOTIVE RETAIL (0.1%)
   49,800     O'Reilly Automotive, Inc.*                                              1,578
                                                                                   --------
              BIOTECHNOLOGY (0.5%)
   57,400     Alkermes, Inc.*                                                         1,138
   98,100     Amgen, Inc.*                                                            6,630
                                                                                   --------
                                                                                      7,768
                                                                                   --------

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              BROADCASTING & CABLE TV (0.6%)
  256,750     CBS Corp. "B"                                                        $  6,652
   16,700     DIRECTV Group, Inc.*                                                      293
   72,200     Univision Communications, Inc. "A"*                                     2,596
                                                                                   --------
                                                                                      9,541
                                                                                   --------
              CASINOS & GAMING (0.3%)
  111,200     Penn National Gaming, Inc.*                                             4,273
   14,900     Scientific Games Corp. "A"*                                               568
   24,400     Shuffle Master, Inc.(g)*                                                  890
                                                                                   --------
                                                                                      5,731
                                                                                   --------
              CATALOG RETAIL (0.1%)
   51,950     Coldwater Creek, Inc.*                                                  1,335
                                                                                   --------
              COMMUNICATIONS EQUIPMENT (1.0%)
   32,400     ADTRAN, Inc.                                                              817
  245,800     Cisco Systems, Inc.*                                                    4,838
  233,800     Corning, Inc.*                                                          5,670
   54,500     Foundry Networks, Inc.*                                                   701
   76,400     Motorola, Inc.                                                          1,611
   68,000     QUALCOMM, Inc.                                                          3,074
                                                                                   --------
                                                                                     16,711
                                                                                   --------
              COMPUTER HARDWARE (0.1%)
   44,700     Avid Technology, Inc.*                                                  1,761
                                                                                   --------
              COMPUTER STORAGE & PERIPHERALS (0.5%)
  332,200     EMC Corp.*                                                              4,252
   87,000     QLogic Corp.*                                                           1,556
   14,600     SanDisk Corp.*                                                            821
   63,500     Seagate Technology*                                                     1,483
   52,200     Western Digital Corp.*                                                  1,062
                                                                                   --------
                                                                                      9,174
                                                                                   --------
              CONSTRUCTION & ENGINEERING (0.3%)
   56,800     Fluor Corp.                                                             4,979
                                                                                   --------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
   35,700     Oshkosh Truck Corp.                                                     1,887
   18,400     Terex Corp.*                                                            1,683
                                                                                   --------
                                                                                      3,570
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              CONSTRUCTION MATERIALS (0.1%)
   14,800     Martin Marietta Materials, Inc.                                      $  1,354
                                                                                   --------
              CONSUMER FINANCE (0.0%)(q)
   30,700     Doral Financial Corp.(g)                                                  231
                                                                                   --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
   66,300     Alliance Data Systems Corp.*                                            3,518
   26,000     DST Systems, Inc.*                                                      1,529
   97,700     First Data Corp.                                                        4,505
                                                                                   --------
                                                                                      9,552
                                                                                   --------
              DEPARTMENT STORES (0.4%)
   49,900     Federated Department Stores, Inc.                                       3,634
   46,000     J.C. Penney Co., Inc.                                                   2,795
                                                                                   --------
                                                                                      6,429
                                                                                   --------
              DIVERSIFIED METALS & MINING (0.2%)
   48,300     Phelps Dodge Corp.                                                      4,139
                                                                                   --------
              EDUCATIONAL SERVICES (0.2%)
   67,400     Career Education Corp.*                                                 2,197
   16,100     ITT Educational Services, Inc.*                                         1,046
                                                                                   --------
                                                                                      3,243
                                                                                   --------
              ELECTRIC UTILITIES (0.2%)
   36,200     Edison International                                                    1,420
   36,600     FirstEnergy Corp.                                                       1,919
                                                                                   --------
                                                                                      3,339
                                                                                   --------
              ELECTRONIC EQUIPMENT MANUFACTURERS (0.1%)
   41,000     Amphenol Corp. "A"                                                      2,278
                                                                                   --------
              ELECTRONIC MANUFACTURING SERVICES (0.2%)
   51,700     Jabil Circuit, Inc.                                                     1,800
  164,600     Sanmina-SCI Corp.*                                                        774
  231,900     Solectron Corp.*                                                          825
                                                                                   --------
                                                                                      3,399
                                                                                   --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
  146,900     Waste Management, Inc.                                                  5,380
                                                                                   --------

22

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              FOOD RETAIL (0.3%)
  143,500     Kroger Co.                                                           $  2,886
  121,300     Safeway, Inc.                                                           2,860
                                                                                   --------
                                                                                      5,746
                                                                                   --------
              FOOTWEAR (0.1%)
   20,500     Nike, Inc. "B"                                                          1,646
                                                                                   --------
              GAS UTILITIES (0.0%)(q)
    7,200     Energen Corp.                                                             244
    2,700     Questar Corp.                                                             199
                                                                                   --------
                                                                                        443
                                                                                   --------
              HEALTH CARE DISTRIBUTORS (0.1%)
   36,500     Patterson Companies, Inc.*                                              1,250
                                                                                   --------
              HEALTH CARE EQUIPMENT (0.7%)
   31,000     Biomet, Inc.                                                            1,091
   46,500     Kinetic Concepts, Inc.*                                                 1,809
  167,500     Medtronic, Inc.                                                         8,457
    9,900     Respironics, Inc.*                                                        337
                                                                                   --------
                                                                                     11,694
                                                                                   --------
              HEALTH CARE FACILITIES (0.0%)(q)
   12,200     Community Health Systems, Inc.*                                           460
                                                                                   --------
              HEALTH CARE SERVICES (0.4%)
   30,400     Amedisys, Inc.(g)*                                                      1,087
   75,200     Medco Health Solutions, Inc.*                                           4,053
   42,300     Omnicare, Inc.                                                          1,961
                                                                                   --------
                                                                                      7,101
                                                                                   --------
              HEALTH CARE SUPPLIES (0.0%)(q)
   14,100     Cooper Companies, Inc.                                                    668
                                                                                   --------
              HOME IMPROVEMENT RETAIL (0.2%)
   58,700     Lowe's Companies, Inc.                                                  3,656
                                                                                   --------
              HOMEBUILDING (0.3%)
   76,633     D.R. Horton, Inc.                                                       2,020
   15,500     KB Home                                                                   794

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
   30,100     Lennar Corp. "A"                                                     $  1,442
    1,500     NVR, Inc.(g)*                                                             913
                                                                                   --------
                                                                                      5,169
                                                                                   --------
              HOTELS, RESORTS, & CRUISE LINES (0.0%)(q)
   16,100     Hilton Hotels Corp.                                                       442
                                                                                   --------
              HOUSEHOLD APPLIANCES (0.1%)
   13,400     Whirlpool Corp.                                                         1,205
                                                                                   --------
              HOUSEHOLD PRODUCTS (0.4%)
  134,900     Procter & Gamble Co.                                                    7,318
                                                                                   --------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
   14,900     Manpower, Inc.                                                            981
                                                                                   --------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
   34,200     Mirant Corp.*                                                             851
   50,400     TXU Corp.                                                               2,888
                                                                                   --------
                                                                                      3,739
                                                                                   --------
              INDUSTRIAL CONGLOMERATES (0.8%)
  261,700     General Electric Co.                                                    8,966
   60,500     Textron, Inc.                                                           5,501
                                                                                   --------
                                                                                     14,467
                                                                                   --------
              INSURANCE BROKERS (0.0%)(q)
    3,900     National Financial Partners Corp.                                         175
                                                                                   --------
              INTEGRATED OIL & GAS (1.3%)
   31,500     Chevron Corp.                                                           1,883
  135,884     ConocoPhillips                                                          8,600
  138,100     Exxon Mobil Corp.                                                       8,412
   20,600     Marathon Oil Corp.                                                      1,546
   23,700     Occidental Petroleum Corp.                                              2,349
                                                                                   --------
                                                                                     22,790
                                                                                   --------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    6,300     AT&T, Inc.                                                                164
   34,600     NeuStar, Inc. "A"*                                                      1,113

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
   43,200     Verizon Communications, Inc.                                         $  1,349
                                                                                   --------
                                                                                      2,626
                                                                                   --------
              INTERNET SOFTWARE & SERVICES (0.3%)
   12,400     Google, Inc. "A"*                                                       4,611
                                                                                   --------
              INVESTMENT BANKING & BROKERAGE (0.7%)
    7,300     A.G. Edwards, Inc.                                                        391
  151,700     E*TRADE Financial Corp.*                                                3,682
   17,300     Lehman Brothers Holdings, Inc.                                          1,152
   63,700     Merrill Lynch & Co., Inc.                                               4,613
   35,500     Morgan Stanley                                                          2,116
                                                                                   --------
                                                                                     11,954
                                                                                   --------
              IT CONSULTING & OTHER SERVICES (0.1%)
   72,000     Accenture Ltd. "A"                                                      2,027
   13,900     MPS Group, Inc.*                                                          209
                                                                                   --------
                                                                                      2,236
                                                                                   --------
              LIFE & HEALTH INSURANCE (0.2%)
   48,800     MetLife, Inc.                                                           2,512
                                                                                   --------
              LIFE SCIENCES TOOLS & SERVICES (0.5%)
   79,800     Applera Corp. - Applied Biosystems Group                                2,362
    9,100     Charles River Laboratories International, Inc.*                           364
   24,400     Fisher Scientific International, Inc.*                                  1,812
   12,800     Invitrogen Corp.*                                                         816
   13,900     Millipore Corp.*                                                          965
   21,700     Techne Corp.*                                                           1,187
   31,800     Waters Corp.*                                                           1,324
                                                                                   --------
                                                                                      8,830
                                                                                   --------
              MANAGED HEALTH CARE (1.0%)
   74,225     Aetna, Inc.                                                             2,855
    6,800     CIGNA Corp.                                                               631
   36,000     Coventry Health Care, Inc.*                                             1,881
   72,200     Health Net, Inc.*                                                       3,106
   22,200     Humana, Inc.*                                                           1,124
    6,900     Sierra Health Services, Inc.*                                             284
   35,180     UnitedHealth Group, Inc.                                                1,546
   76,600     WellPoint, Inc.*                                                        5,483
                                                                                   --------
                                                                                     16,910
                                                                                   --------

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                   (continued)

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MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              Movies & Entertainment (0.4%)
  233,700     Time Warner, Inc.                                                    $  4,022
   70,250     Viacom, Inc. "B"*                                                       2,652
                                                                                   --------
                                                                                      6,674
                                                                                   --------
              MULTI-LINE INSURANCE (0.5%)
   59,300     American International Group, Inc.                                      3,606
   20,300     Hartford Financial Services Group, Inc.                                 1,785
   87,000     Loews Corp.                                                             2,956
                                                                                   --------
                                                                                      8,347
                                                                                   --------
              MULTI-UTILITIES (0.4%)
   23,400     Alliant Energy Corp.                                                      805
   53,500     Dominion Resources, Inc.                                                3,883
   32,900     PG&E Corp.                                                              1,305
                                                                                   --------
                                                                                      5,993
                                                                                   --------
              OIL & GAS DRILLING (0.2%)
  105,600     Patterson-UTI Energy, Inc.                                              3,157
                                                                                   --------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
    7,800     Halliburton Co.                                                           582
   75,600     Schlumberger Ltd.(g)                                                    4,957
    3,900     Tidewater, Inc.                                                           198
                                                                                   --------
                                                                                      5,737
                                                                                   --------
              OIL & GAS EXPLORATION & PRODUCTION (0.9%)
  167,200     Chesapeake Energy Corp.(g)                                              5,115
   26,300     Devon Energy Corp.                                                      1,508
  188,100     Noble Energy, Inc.                                                      8,175
                                                                                   --------
                                                                                     14,798
                                                                                   --------
              OIL & GAS REFINING & MARKETING (0.1%)
   37,000     Valero Energy Corp.                                                     2,270
                                                                                   --------
              OIL & GAS STORAGE & TRANSPORTATION (0.0%)(q)
    5,400     Western Gas Resources, Inc.                                               265
                                                                                   --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.2%)
  236,400     Bank of America Corp.                                                  11,442
  178,043     Citigroup, Inc.                                                         8,777
                                                                                   --------
                                                                                     20,219
                                                                                   --------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              PACKAGED FOODS & MEAT (0.1%)
   40,000     General Mills, Inc.                                                  $  2,076
                                                                                   --------
              PHARMACEUTICALS (1.1%)
   85,900     Abbott Laboratories                                                     3,668
  106,900     Bristol-Myers Squibb Co.                                                2,624
   83,900     Eli Lilly and Co.                                                       4,333
    6,800     Endo Pharmaceuticals Holdings, Inc.*                                      200
  105,800     King Pharmaceuticals, Inc.*                                             1,881
   28,000     Mylan Laboratories, Inc.                                                  585
  299,200     Schering-Plough Corp.                                                   5,703
                                                                                   --------
                                                                                     18,994
                                                                                   --------
              PROPERTY & CASUALTY INSURANCE (0.7%)
  112,100     ACE Ltd.                                                                5,803
   40,200     Chubb Corp.                                                             2,031
   23,800     First American Corp.                                                      999
    7,300     Ohio Casualty Corp.                                                       218
    2,400     Philadelphia Consolidated Holding Corp.*                                   80
   66,450     W.R. Berkley Corp.                                                      2,284
                                                                                   --------
                                                                                     11,415
                                                                                   --------
              RAILROADS (0.2%)
   37,600     CSX Corp.                                                               2,516
                                                                                   --------
              REGIONAL BANKS (0.1%)
   33,200     PNC Financial Services Group, Inc.                                      2,288
                                                                                   --------
              RESTAURANTS (0.2%)
   17,100     Brinker International, Inc.                                               627
   17,500     Darden Restaurants, Inc.                                                  620
   47,800     RARE Hospitality International, Inc.*                                   1,470
                                                                                   --------
                                                                                      2,717
                                                                                   --------
              SEMICONDUCTOR EQUIPMENT (0.4%)
   68,200     Freescale Semiconductor, Inc. "B"*                                      2,129
   26,300     Lam Research Corp.*                                                     1,178
   35,000     MEMC Electronic Materials, Inc.*                                        1,226
   96,650     Varian Semiconductor Equipment Associates, Inc.*                        2,991
                                                                                   --------
                                                                                      7,524
                                                                                   --------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              SEMICONDUCTORS (0.6%)
   76,300     Advanced Micro Devices, Inc.*                                        $  2,357
  111,200     Analog Devices, Inc.                                                    3,751
  129,500     Atmel Corp.*                                                              621
   52,500     Microchip Technology, Inc.                                              1,801
   86,400     National Semiconductor Corp.                                            2,219
                                                                                   --------
                                                                                     10,749
                                                                                   --------
              SOFT DRINKS (0.5%)
   60,300     Pepsi Bottling Group, Inc.                                              1,890
  117,400     PepsiCo, Inc.                                                           7,098
                                                                                   --------
                                                                                      8,988
                                                                                   --------
              SPECIALIZED FINANCE (0.1%)
   70,600     Nasdaq Stock Market, Inc.*                                              2,149
                                                                                   --------
              SPECIALTY STORES (0.3%)
  128,300     Michaels Stores, Inc.                                                   4,987
                                                                                   --------
              STEEL (0.0%)(q)
    6,600     Nucor Corp.                                                               695
                                                                                   --------
              SYSTEMS SOFTWARE (0.5%)
  366,800     Microsoft Corp.                                                         8,308
                                                                                   --------
              TECHNOLOGY DISTRIBUTORS (0.1%)
   34,511     Arrow Electronics, Inc.*                                                1,121
   16,500     CDW Corp.                                                                 923
                                                                                   --------
                                                                                      2,044
                                                                                   --------
              THRIFTS & MORTGAGE FINANCE (0.4%)
   72,500     Golden West Financial Corp.                                             5,300
   37,100     IndyMac Bancorp, Inc.                                                   1,703
                                                                                   --------
                                                                                      7,003
                                                                                   --------
              TOBACCO (0.6%)
  108,100     Altria Group, Inc.                                                      7,821
   59,600     Loews Corp. - Carolina Group                                            2,768
                                                                                   --------
                                                                                     10,589
                                                                                   --------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
   22,400     Fastenal Co.                                                              963
                                                                                   --------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              TRUCKING (0.0%)(q)
   12,800     Con-Way, Inc.                                                        $    756
                                                                                   --------
              WIRELESS TELECOMMUNICATION SERVICES (0.4%)
  295,170     Sprint Nextel Corp.                                                     6,261
   17,000     Syniverse Holdings, Inc.*                                                 277
                                                                                   --------
                                                                                      6,538
                                                                                   --------
              Total U.S. common stocks (cost: $411,875)                             469,218
                                                                                   --------

              U.S. PREFERRED SECURITIES (0.4%)

              ELECTRIC UTILITIES (0.0%)(q)
   10,000     Southern California Edison Co., Series A, 5.35%, perpetual(l)             985
                                                                                   --------
              PROPERTY & CASUALTY INSURANCE (0.1%)
   10,000     Axis Capital Holdings Ltd.                                              1,005
                                                                                   --------

PRINCIPAL
   AMOUNT
    (000)
---------
              REGIONAL BANKS (0.2%)
   $3,000     Farm Credit Bank of Texas, Series 1, 7.56%, perpetual(l)                3,144
                                                                                   --------
              REINSURANCE (0.1%)
    2,000     Swiss Re Capital I, LP, 6.85%(b,g,l)                                    1,978
                                                                                   --------
              Total U.S. preferred securities (cost: $7,259)                          7,112
                                                                                   --------

   NUMBER
OF SHARES
---------
              U.S. EXCHANGE-TRADED FUNDS (13.7%)
1,815,500     iShares Trust, S&P 500 Index Fund(g)                                  231,603
   15,100     MidCap SPDR Trust Series 1(g)                                           2,117
                                                                                   --------
              Total U.S. exchange-traded funds (cost: $236,601)                     233,720
                                                                                   --------
              Total U.S. equities (cost: $655,735)                                  710,050
                                                                                   --------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
    NUMBER                                                                            VALUE
 OF SHARES    SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              INTERNATIONAL EQUITIES (28.9%)

              INTERNATIONAL STOCKS (28.9%)

              AUSTRALIA (0.6%)
   112,000    BHP Billiton Ltd. (Diversified Metals & Mining)                      $  2,379
   433,645    QBE Insurance Group Ltd. (Property & Casualty Insurance)                6,988
    17,100    Rio Tinto Ltd. (Diversified Metals & Mining)                            1,005
                                                                                   --------
                                                                                     10,372
                                                                                   --------
              AUSTRIA (0.3%)
    47,240    Erste Bank der oesterreichischen Sparkassen AG
                 (Regional Banks)(g)                                                  2,693
    12,800    OMV AG (Integrated Oil & Gas)                                             745
    74,700    Telekom Austria AG (Integrated Telecommunication Services)              1,666
     1,700    VA Stahl AG (Steel)                                                       241
                                                                                   --------
                                                                                      5,345
                                                                                   --------
              BELGIUM (0.1%)
    12,500    Delhaize Group (Food Retail)                                              799
                                                                                   --------
              BERMUDA (0.2%)
   100,000    Arch Capital Group Ltd., 8.00% (Perpetual Preferred)
                (Reinsurance)                                                         2,507
    70,000    Endurance Specialty Holdings Ltd., 7.75%,
                Series A (Perpetual Preferred) (Reinsurance)                          1,664
                                                                                   --------
                                                                                      4,171
                                                                                   --------
              BRAZIL (0.5%)
    48,014    Banco Bradesco S.A. (Preferred) (Diversified Banks)                     1,463
    44,600    Banco Itau S.A. ADR (Preferred) (Diversified Banks)(g)                  1,188
    34,310    Companhia Vale Do Rio Doce ADR (Steel)                                  1,599
    84,549    Petroleo Brasileiro S.A. (Preferred) (Integrated Oil & Gas)             1,615
53,000,000    Tim Participacoes S.A. (Preferred)
                (Wireless Telecommunication Services)                                   126
    33,500    Uniao De Bancos Brasileiros S.A. (Unibanco) GDR
                (Preferred) (Diversified Banks)                                       2,138
    56,900    Unibanco Uniao De Bancos Brasileiros S.A. (Diversified Banks)             714
                                                                                   --------
                                                                                      8,843
                                                                                   --------
              CANADA (0.9%)
   217,400    Bombardier, Inc. "B" (Aerospace & Defense)*                               622
    60,240    Canadian National Railway Co. (Railroads)                               2,693
    41,200    Canadian Natural Resources Ltd. (Oil & Gas
                Exploration & Production)                                             2,169
    34,400    EnCana Corp. (Oil & Gas Exploration & Production)                       1,735
     6,100    First Quantum Minerals Ltd. (Diversified Metals & Mining)                 302

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
    NUMBER                                                                            VALUE
 OF SHARES    SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
     9,300    Husky Energy, Inc. (Integrated Oil & Gas)                            $    546
     5,600    National Bank of Montreal (Diversified Banks)                             311
    14,900    Nexen, Inc. (Oil & Gas Exploration & Production)                          829
    38,600    Royal Bank Canada (Diversified Banks)                                   1,577
    39,900    Shaw Communications, Inc. (Broadcasting & Cable TV)                     1,112
    17,200    Suncor Energy, Inc. (Integrated Oil & Gas)                              1,388
     8,700    Teck Cominco Ltd. (Diversified Metals & Mining)                           554
    31,420    Toronto-Dominion Bank (Other Diversified Financial Services)            1,704
                                                                                   --------
                                                                                     15,542
                                                                                   --------
              CHINA (0.3%)
 2,848,500    CNOOC Ltd. (Oil & Gas Exploration & Production)(p)                      2,163
   954,000    China Life Insurance Co. Ltd. "H" (Life & Health Insurance)(p)          1,404
   100,000    China Mobile Ltd. (Wireless Telecommunication Services)(p)                512
   480,000    Denway Motors Ltd. (Automobile Manufacturers)(p)                          166
   294,000    PetroChina Co. Ltd. "H" (Integrated Oil & Gas)(p)                         313
                                                                                   --------
                                                                                      4,558
                                                                                   --------
              DENMARK (0.1%)
    19,700    Carlsberg A/S (Brewers)                                                 1,379
     8,700    Sydbank A/S (Regional Banks)                                              314
                                                                                   --------
                                                                                      1,693
                                                                                   --------
              FINLAND (0.1%)
    21,900    Metso Corp. (Industrial Machinery)                                        779
                                                                                   --------
              FRANCE (5.1%)
   247,400    AXA S.A. (Multi-Line Insurance)(g)                                      8,591
    38,193    Air Liquide S.A. (Industrial Gases)                                     7,938
    22,100    Alstom RGPT (Construction & Engineering)*                               1,876
    10,200    Assurances Generales de France (AGF) (Multi-Line Insurance)(g)          1,235
    27,450    Atos Origin S.A. (IT Consulting & Other Services)*                      1,889
    36,520    BNP Paribas S.A. (Diversified Banks)(g)                                 3,407
    33,450    Bouygues S.A. (Construction & Engineering)                              1,817
    32,100    Cap Gemini S.A. (IT Consulting & Other Services)                        1,761
   167,341    Credit Agricole S.A. (Regional Banks)(g)                                6,238
    13,620    Groupe DANONE (Packaged Foods & Meat)                                   1,643
    76,280    LVMH Moet Hennessy Louis Vuitton S.A.
                (Apparel & Accessories & Luxury Goods)                                7,497
    90,300    Legrand S.A. (Electrical Components & Equipment)(g)*                    2,642
     4,000    Natexis Banques Populaires (Regional Banks)                             1,015
    27,110    Pernod Ricard S.A. (Distillers & Vintners)(g)                           5,291
   283,700    SCOR (Reinsurance)                                                        673

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
   70,740     Sanofi-Aventis S.A. (Pharmaceuticals)(g)                             $  6,667
   97,904     Schneider Electric S.A. (Electrical Components & Equipment)            10,155
   15,000     Societe BIC S.A. (Office Services & Supplies)                           1,004
   21,900     Societe Generale (Diversified Banks)(g)*                                3,373
   11,511     Societe Television Francaise (Broadcasting & Cable TV)                    380
  133,440     Total S.A. (Integrated Oil & Gas)(g)                                    8,652
    1,100     Vallourec S.A. (Steel)                                                  1,379
   41,590     Veolia Environnement S.A. (Multi-Utilities)(g)                          2,305
                                                                                   --------
                                                                                     87,428
                                                                                   --------
              GERMANY (1.6%)
    2,200     Adidas-Salomon AG (Footwear)                                              436
   72,930     Bayer AG (Diversified Chemicals)                                        3,275
   27,550     Bayerische Motoren Werke AG (Automobile Manufacturers)(g)               1,417
    5,500     Celesio AG (Pharmaceuticals)                                              527
   63,550     Commerzbank AG (Diversified Banks)(g)                                   2,386
   24,550     Deutsche Bank AG (Diversified Banks)(g)                                 2,817
   55,050     Deutsche Lufthansa AG (Airlines)                                          962
    5,900     Deutsche Postbank AG (Regional Banks)                                     413
   44,620     E. On AG (Multi-Utilities)                                              5,146
    6,000     Fresenius AG (Preferred) (Biotechnology)                                  979
   12,500     Fresenius Medical Care AG (Health Care Equipment)                       1,400
   35,399     GEA Group AG (Diversified Commercial & Professional Services)             617
    4,900     Heidelberger Druckmaschinen AG (Commercial Printing)                      223
   18,100     MAN AG (Industrial Machinery)(g)                                        1,301
    6,600     Muenchener Rueckversicherungs-Gesellschaft AG (Reinsurance)               894
   29,630     Schering AG (Pharmaceuticals)                                           3,231
   18,350     Stada Arzneimittel AG (Pharmaceuticals)                                   734
                                                                                   --------
                                                                                     26,758
                                                                                   --------
              GREECE (0.1%)
   24,196     Alpha Bank A.E. (Regional Banks)                                          604
    7,800     Titan Cement Co. S.A. (Construction Materials)                            408
                                                                                   --------
                                                                                      1,012
                                                                                   --------
              HONG KONG (0.5%)
  405,000     Esprit Holdings Ltd. (Apparel Retail)(p)                                3,250
2,189,000     Hutchison Telecommunications International Ltd.
                (Wireless Telecommunication Services)(p)*                             3,522
1,089,000     Li & Fung Ltd. (Trading Companies & Distributors)(p)                    2,220
                                                                                   --------
                                                                                      8,992
                                                                                   --------
              HUNGARY (0.0%)(q)
    1,900     Gedeon Richter RT (Pharmaceuticals)                                       371
                                                                                   --------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              INDIA (0.1%)
   18,100     State Bank of India Ltd. GDR (Diversified Banks)                     $    786
   66,200     Tata Motors Ltd. ADR (Construction & Farm Machinery &
                Heavy Trucks)(g)                                                      1,112
                                                                                   --------
                                                                                      1,898
                                                                                   --------
              INDONESIA (0.2%)
3,930,500     PT Bank Central Asia (Diversified Banks)                                1,741
   40,800     PT Telekomunikasi ADR (Integrated Telecommunication Services)           1,259
                                                                                   --------
                                                                                      3,000
                                                                                   --------
              IRELAND (0.0%)(q)
   26,700     Irish Life & Permanent plc (Other Diversified Financial Services)         643
                                                                                   --------
              ISRAEL (0.1%)
  196,800     Bank Hapoalim Ltd. (Diversified Banks)                                    918
  199,600     Bank Leumi Le-Israel (Regional Banks)                                     750
   54,100     Israel Chemicals Ltd. (ICL) (Fertilizers & Agricultural Chemicals)        229
                                                                                   --------
                                                                                      1,897
                                                                                   --------
              ITALY (0.8%)
  125,930     Assicurazioni Generali S.p.A. (Multi-Line Insurance)                    4,581
  217,810     Capitalia S.p.A. (Diversified Banks)                                    1,804
   39,789     FastWeb S.p.A. (Communications Equipment)(g)*                           1,965
  654,540     UniCredito Italiano S.p.A. (Regional Banks)                             4,991
                                                                                   --------
                                                                                     13,341
                                                                                   --------
              JAPAN (5.1%)
   23,000     Aeon Credit Service Co. Ltd. (Consumer Finance)                           606
    8,200     Aisin Seiki Co. Ltd. (Auto Parts & Equipment)                             279
  129,000     Ajinomoto Co. Inc. (Packaged Foods & Meat)                              1,522
   73,900     Asahi Breweries Ltd. (Brewers)                                          1,083
  453,000     Asahi Glass Co. Ltd. (Building Products)                                5,985
  193,000     Bridgestone Corp. (Tires & Rubber)(g)                                   3,927
   10,000     Canon Sales Co. Inc. (Trading Companies & Distributors)                   211
   81,000     Canon, Inc. (Electronic Equipment Manufacturers)                        5,585
  100,000     Chiba Bank Ltd. (Regional Banks)                                          896
   76,000     Daido Steel Co. Ltd. (Steel)                                              624
   18,000     Dowa Mining Co. (Diversified Metals & Mining)                             161
  129,000     Fuji Electric Holdings Co. Ltd. (Electrical Components & Equipment)       682
  168,500     Haseko Corp. (Homebuilding)*                                              579
  144,000     Hitachi Ltd. (Electronic Equipment Manufacturers)                         969
   21,300     Hokkaido Electric Power Co. Inc. (Electric Utilities)                     500
  229,000     Itochu Corp. (Trading Companies & Distributors)                         1,929

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                   (continued)

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MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
   23,000     JTEKT Corp. (Auto Parts & Equipment)                                 $    454
  136,000     Kaneka Corp. (Diversified Chemicals)                                    1,312
  122,000     Kao Corp. (Personal Products)                                           3,030
  216,000     Kawasaki Heavy Industries Ltd.
                (Construction & Farm Machinery & Heavy Trucks)                          718
  106,000     Kobe Steel Ltd. (Steel)                                                   348
   96,000     Komatsu Ltd. (Construction & Farm Machinery & Heavy Trucks)             1,906
  291,000     Marubeni Corp. (Trading Companies & Distributors)                       1,570
   60,000     Matsushita Electric Industrial Co. Ltd.
                (Electronic Equipment Manufacturers)                                  1,287
  154,000     Mazda Motor Corp. (Automobile Manufacturers)                              921
   35,000     Minebea Co. Ltd. (Industrial Machinery)                                   206
  131,600     Mitsubishi Corp. (Trading Companies & Distributors)                     2,765
  257,000     Mitsubishi Electric Corp. (Heavy Electrical Equipment)                  2,076
   66,000     Mitsubishi Rayon Co. Ltd. (Textiles)                                      568
   95,000     Mitsui Mining & Smelting Co. Ltd. (Diversified Metals & Mining)           610
   32,600     Nintendo Co. Ltd. (Leisure Products)                                    5,463
   70,500     Nishi Nippon City Bank Ltd. (Regional Banks)                              326
   51,100     Nitto Denko Corp. (Specialty Chemicals)                                 3,905
   18,500     ORIX Corp. (Other Diversified Financial Services)                       5,268
   86,800     Omron Corp. (Electrical Components & Equipment)                         2,352
  242,000     Ricoh Co. Ltd. (Office Electronics)                                     4,698
   77,000     Sekisui Chemical Co. Ltd. (Homebuilding)                                  650
  607,000     Shinsei Bank Ltd. (Diversified Banks)                                   4,018
    4,100     Sumco Corp. (Semiconductor Equipment)                                     241
       75     Sumitomo Mitsui Financial Group, Inc. (Diversified Banks)                 760
   46,000     Taiheiyo Cement Corp. (Building Products)                                 192
  107,000     Teijin Ltd. (Textiles)                                                    754
  491,000     Tokyo Gas Co. Ltd. (Gas Utilities)                                      2,434
  112,000     Toppan Printing Co. Ltd. (Commercial Printing)                          1,398
  258,000     Toyobo Co. Ltd. (Textiles)                                                732
  161,300     Toyota Motor Corp. (Automobile Manufacturers)                           8,499
   28,000     Yamaha Motor Co. Ltd. (Motorcycle Manufacturers)                          745
  105,000     Yaskawa Electric Corp. (Electronic Equipment Manufacturers)             1,134
                                                                                   --------
                                                                                     86,878
                                                                                   --------
              KOREA (0.7%)
   79,600     Korea Electric Power Corp. ADR (Electric Utilities)                     1,615
   15,330     Samsung Electronics Co. Ltd. (Semiconductors)(p)                        9,788
                                                                                   --------
                                                                                     11,403
                                                                                   --------
              MALAYSIA (0.0%)(q)
  102,600     Genting Berhad (Casinos & Gaming)                                         636
                                                                                   --------

34

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              MEXICO (0.4%)
   31,000     America Movil S.A. de C.V. ADR "L"
                (Wireless Telecommunication Services)                              $  1,013
  166,100     America Telecom S.A. de C.V. (Wireless
                Telecommunication Services)*                                            937
   34,700     Cemex S.A. de C.V. ADR (Construction Materials)(g)*                     1,977
  162,210     Grupo Televisa S.A. de C.V. ADR (Broadcasting & Cable TV)               2,983
                                                                                   --------
                                                                                      6,910
                                                                                   --------
              NETHERLANDS (0.9%)
    7,200     Aalberts Industries N.V. (Industrial Machinery)                           534
   40,000     Aegon N.V., 6.38% (Preferred) (Life & Health Insurance)                   946
   12,400     Buhrmann N.V. (Trading Companies & Distributors)                          192
   38,800     CSM N.V. (Packaged Foods & Meat)                                        1,120
   18,100     European Aeronautic Defense and Space Co. N.V.
                (Aerospace & Defense)                                                   645
   52,100     Hagemeyer N.V. (Trading Companies & Distributors)*                        257
   77,725     Heineken N.V. (Brewers)                                                 3,106
   55,600     ING Groep N.V. (Multi-Line Insurance)(g)                                2,175
   33,000     Koninklijke BAM Groep N.V. (Building Products)                            703
   91,000     Koninklijke Philips Electronics N.V. (Electrical
                Components & Equipment)                                               2,862
   92,000     STMicroelectronics N.V. (Semiconductors)                                1,499
   74,600     Wolters Kluwer N.V. (Publishing)(g)                                     1,761
                                                                                   --------
                                                                                     15,800
                                                                                   --------
              NORWAY (0.2%)
   28,800     Statoil ASA (Integrated Oil & Gas)                                        833
  251,400     Telenor ASA (Wireless Telecommunication Services)(g)                    3,173
                                                                                   --------
                                                                                      4,006
                                                                                   --------
              POLAND (0.0%)(q)
   41,260     Powszechna Kasa Oszczednosci Bank Polski S.A. (Regional Banks)            467
                                                                                   --------
              RUSSIA (0.3%)
   60,100     Gazprom OAO (Integrated Oil & Gas)                                      2,566
   38,800     LUKoil Holdings ADR (Integrated Oil & Gas)*                             3,003
                                                                                   --------
                                                                                      5,569
                                                                                   --------
              SINGAPORE (0.2%)
2,358,080     Singapore Telecommunications Ltd.
                (Integrated Telecommunication Services)                               3,779
                                                                                   --------
              SOUTH AFRICA (0.1%)
  151,100     African Bank Investments Ltd. (Consumer Finance)                          642
   55,100     Aveng Ltd. (Building Products)                                            180

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
    9,200     Imperial Holdings Ltd. (Trucking)*                                   $    197
  160,600     Network Healthcare Holdings Ltd. (Health Care Facilities)*                218
   20,600     Reunert Ltd. (Electrical Components & Equipment)                          199
                                                                                   --------
                                                                                      1,436
                                                                                   --------
              SPAIN (0.5%)
  304,560     Banco Bilbao Vizcaya Argentaria S.A. (Diversified Banks)                6,311
   77,860     Iberdrola S.A. (Electric Utilities)(g)                                  2,499
                                                                                   --------
                                                                                      8,810
                                                                                   --------
              SWEDEN (0.5%)
    8,300     Alfa Laval AB (Construction & Engineering)                                253
   16,000     Boliden AB (Diversified Metals & Mining)                                  310
1,176,700     LM Ericsson Telephone Co. "B" ADR (Communications Equipment)            3,760
   65,600     Skandinaviska Enskilda Banken "A" (Diversified Banks)                   1,565
   73,800     Svenska Handelsbanken "A" (Regional Banks)                              1,976
                                                                                   --------
                                                                                      7,864
                                                                                   --------
              SWITZERLAND (2.9%)
   84,500     ABB Ltd. (Construction & Engineering)                                   1,068
    6,900     Actelion Ltd. (Pharmaceuticals)*                                          804
   43,590     Credit Suisse Group (Diversified Banks)                                 2,516
    7,745     Holcim Ltd. (Construction Materials)                                      608
   45,793     Julius Baer Holding Ltd. "B" (Diversified Banks)                        4,040
   35,645     Nestle S.A. (Packaged Foods & Meat)                                    10,633
   83,200     Roche Holdings AG (Pharmaceuticals)                                    12,952
    3,050     Swiss Life Holding (Property & Casualty Insurance)                        705
   75,613     Swiss Re (Reinsurance)                                                  5,315
   14,570     Synthes, Inc. (Health Care Equipment)                                   1,784
   77,573     UBS AG (Diversified Capital Markets)                                    8,772
    3,935     Zurich Financial Services AG (Multi-Line Insurance)*                      890
                                                                                   --------
                                                                                     50,087
                                                                                   --------
              TAIWAN (0.3%)
  263,200     Hon Hai Precision Industry Co., Ltd. GDR
                (Electronic Equipment Manufacturers)                                  3,324
  140,400     Siliconware Precision Industries Co. ADR (Semiconductors)(g)              854
                                                                                   --------
                                                                                      4,178
                                                                                   --------
              THAILAND (0.1%)
  609,690     Bangkok Bank Public Co. Ltd. (Diversified Banks)                        1,694
   34,000     PTT Public Co. Ltd. (Integrated Oil & Gas)                                216
                                                                                   --------
                                                                                      1,910
                                                                                   --------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
    NUMBER                                                                            VALUE
 OF SHARES    SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              UNITED KINGDOM (5.1%)
    53,958    Anglo American plc (Diversified Metals & Mining)                     $  2,173
    80,160    AstraZeneca plc (Pharmaceuticals)                                       4,234
   391,970    BG Group plc (Oil & Gas Exploration & Production)                       5,205
    46,200    Barratt Developments plc (Homebuilding)                                   793
     9,700    Bellway plc (Homebuilding)                                                205
    42,600    Bovis Homes Group plc (Homebuilding)                                      653
   110,200    British Airways plc (Airlines)*                                           702
    56,600    British Energy Group plc (Electric Utilities)*                            732
    49,400    Charter plc (Construction & Engineering)*                                 757
   334,890    Diageo plc (Distillers & Vintners)                                      5,493
    65,900    Drax Group plc (Electric Utilities)*                                    1,018
   141,400    GKN plc (Auto Parts & Equipment)                                          719
   275,130    GlaxoSmithKline plc (Pharmaceuticals)                                   7,615
    43,100    HBOS plc (Diversified Banks)                                              737
    42,300    Imperial Tobacco Group plc (Tobacco)                                    1,293
 1,819,100    Invensys plc (Diversified Commercial & Professional Services)*            791
   496,582    Ladbrokes plc (Casinos & Gaming)                                        3,692
   189,550    Marks & Spencer Group plc (Department Stores)                           1,925
    90,370    Next plc (Apparel Retail)                                               2,746
   109,620    Northern Rock plc (Diversified Banks)                                   2,105
    40,580    Persimmon plc (Building Products)                                         911
   308,170    Reckitt Benckiser plc (Household Products)                             11,325
   123,800    Rexam plc (Metal & Glass Containers)                                    1,109
   197,100    Rolls-Royce Group plc (Aerospace & Defense)*                            1,522
10,603,980    Rolls-Royce Group plc "B" (acquired 3/08/2006; cost $18)
                (Aerospace & Defense)(n,p)*                                              21
    22,350    Royal Bank of Scotland Group plc (Diversified Banks)                      721
   139,740    Royal Dutch Shell plc "A" (Integrated Oil & Gas)                        4,589
   365,560    Smith & Nephew plc (Health Care Equipment)                              2,984
   158,690    Smiths Group plc (Aerospace & Defense)                                  2,632
 1,089,660    Tesco plc (Food Retail)                                                 6,531
    11,000    Vedanta Resources plc (Diversified Metals & Mining)                       298
   254,850    WPP Group plc (Advertising)                                             3,138
   595,790    William Hill plc (Casinos & Gaming)                                     6,858
   126,260    Yell Group plc (Publishing)                                             1,184
                                                                                   --------
                                                                                     87,411
                                                                                   --------
              Total international stocks (cost: $410,131)                           494,586
                                                                                   --------

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                   (continued)

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MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              INTERNATIONAL RIGHTS (0.0%)(q)

              SWITZERLAND
        5     Holcim Ltd. (acquired 5/16/2006; cost $0)
                (Construction Materials)*(p,n)                                     $      -
                                                                                   --------
              Total international equities (cost: $410,131)                         494,586
                                                                                   --------

              PRECIOUS METALS AND MINERALS SECURITIES (1.4%)

              GOLD (1.2%)

              AFRICAN GOLD COMPANIES (0.1%)
   16,700     Gold Fields Ltd.                                                          366
   39,000     Gold Fields Ltd. ADR                                                      854
                                                                                   --------
                                                                                      1,220
                                                                                   --------
              AUSTRALIAN GOLD COMPANIES (0.1%)
  400,000     Lihir Gold Ltd.*                                                          878
   55,000     Newcrest Mining Ltd.                                                      834
                                                                                   --------
                                                                                      1,712
                                                                                   --------
              EUROPEAN GOLD COMPANIES (0.1%)
   47,000     Randgold Resources Ltd. ADR*                                              922
                                                                                   --------
              NORTH AMERICAN GOLD COMPANIES (0.9%)
   28,000     Agnico-Eagle Mines Ltd.                                                   934
   29,000     Barrick Gold Corp.(g)                                                     888
  260,000     Cambior, Inc.*                                                            826
   53,100     Freeport-McMoRan Copper & Gold, Inc. "B"                                2,973
   27,000     Glamis Gold Ltd.*                                                       1,036
   29,000     Goldcorp, Inc.                                                            889
   80,000     Kinross Gold Corp.*                                                       874
   31,000     Meridian Gold, Inc.*                                                      969
   81,800     Newmont Mining Corp.                                                    4,266
   28,000     Royal Gold, Inc.                                                          792
   90,000     Yamana Gold, Inc.*                                                        930
                                                                                   --------
                                                                                     15,377
                                                                                   --------
              SOUTH AMERICAN GOLD COMPANIES (0.0%)(q)
   34,000     Compania de Minas Buenaventura S.A. ADR                                   876
                                                                                   --------
              Total gold (cost: $18,993)                                             20,107
                                                                                   --------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES     SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              DIAMONDS (0.0%)(q)
   21,000     Aber Diamond Corp. (cost: $818)                                      $    733
                                                                                   --------

              PLATINUM GROUP METALS (0.1%)
    8,600     Anglo American Platinum Corp.                                             762
    4,200     Impala Platinum Holdings Ltd.                                             707
   20,000     Lonmin plc                                                                984
                                                                                   --------
              Total platinum group metals (cost: $2,306)                              2,453
                                                                                   --------

              SILVER (0.1%)
  160,000     Hecla Mining Co.(g)* (cost: $664)                                         874
                                                                                   --------
              Total precious metals and minerals securities (cost: $22,781)          24,167
                                                                                   --------

              REAL ESTATE EQUITY SECURITIES (0.8%)

              OFFICE REITS (0.2%)
  120,000     Duke Realty Corp., Preferred, Series M, 6.95%, perpetual                2,951
   30,000     HRPT Properties Trust "C", Preferred, 7.125%, cumulative redeemable       732
                                                                                   --------
                                                                                      3,683
                                                                                   --------
              REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
  261,000     Capitaland Ltd. (Singapore)                                               678
    4,800     CB Richard Ellis Group, Inc. "A"*                                         371
  440,000     China Overseas Land and Investment Ltd. (Hong Kong)(p)                    255
  171,000     Hang Lung Properties Ltd. (Hong Kong)(p)                                  298
   11,300     Jones Lang LaSalle, Inc.                                                  898
   95,000     Keppel Corp. Ltd. (Singapore)                                             812
   58,000     Leopalace21 Corp. (Japan)                                               1,732
  363,000     New World Development Ltd. (Hong Kong)(p)                                 577
    5,600     Nexity (France)                                                           342
  513,000     Sino Land Co. (Hong Kong)(p)                                              779
  145,000     Tokyu Land Corp. (Japan)                                                1,081
                                                                                   --------
                                                                                      7,823
                                                                                   --------
              RETAIL REITS (0.1%)
   24,000     Simon Property Group, Inc.                                              1,911
                                                                                   --------
              Total real estate equity securities (cost: $12,812)                    13,417
                                                                                   --------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
             BONDS (25.2%)

             CORPORATE OBLIGATIONS (17.1%)

             APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
   $1,000    Kellwood Co., Debentures                                                  7.63%       10/15/2017      $      910
    1,000    Kellwood Co., Senior Notes                                                7.88         7/15/2009           1,006
                                                                                                                   ----------
                                                                                                                        1,916
                                                                                                                   ----------
             BROADCASTING & CABLE TV (0.4%)
    2,000    Cox Communications, Inc., Notes                                           4.63         6/01/2013           1,807
    1,000    Cox Enterprises,Inc., Notes(b)                                            7.38         6/15/2009           1,033
    2,000    Cox Enterprises, Inc., Notes(b)                                           8.00         2/15/2007           2,023
    1,000    Liberty Media Corp., Senior Notes(g)                                      5.70         5/15/2013             924
    1,000    Liberty Media Corp., Senior Notes                                         7.88         7/15/2009           1,046
                                                                                                                   ----------
                                                                                                                        6,833
                                                                                                                   ----------
             CASINOS & GAMING (0.1%)
    1,000    Harrahs Operating Co., Inc., Bonds                                        5.63         6/01/2015             941
                                                                                                                   ----------
             CONSUMER FINANCE (0.7%)
    1,000    Ford Motor Credit Co., Senior Notes                                       4.95         1/15/2008             938
    2,000    Ford Motor Credit Co., Notes(g)                                           7.00        10/01/2013           1,727
    2,000    General Motors Acceptance Corp., Notes                                    6.13         8/28/2007           1,958
    1,000    General Motors Acceptance Corp., Notes(g)                                 6.75        12/01/2014             909
    2,000    Household Finance Corp., Notes                                            6.38        10/15/2011           2,058
    3,000    HSBC Finance Corp., Notes(g)                                              5.50         1/19/2016           2,873
    2,000    SLM Corp., MTN, CPI Floating Rate Notes                                   5.36(c)      6/01/2009           1,952
                                                                                                                   ----------
                                                                                                                       12,415
                                                                                                                   ----------
             DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
    2,000    Fiserv, Inc., Notes                                                       4.00         4/15/2008           1,935
                                                                                                                   ----------
             DIVERSIFIED BANKS (0.3%)
    1,000    Emigrant Bancorp, Inc., Senior Notes(b)                                   6.25         6/15/2014             969
    1,000    JPMorgan Chase& Co., Notes                                                4.50         1/15/2012             944
    1,500    Mizuho Capital Investment 1 Ltd.,
                Subordinated Bonds(b)                                                  6.69         6/30/2016           1,452
    1,273    U.S. Central Credit Union, Senior Notes                                   2.70         9/30/2009           1,210
                                                                                                                   ----------
                                                                                                                        4,575
                                                                                                                   ----------
             DIVERSIFIED CHEMICALS (0.2%)
    4,000    ICI Wilmington, Inc., Notes                                               4.38        12/01/2008           3,867
                                                                                                                   ----------

40

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED REITS (0.2%)
   $2,000    Liberty Property, LP, Senior Notes                                        5.65%        8/15/2014      $    1,933
    2,000    Washington REIT, Senior Notes                                             5.25         1/15/2014           1,909
                                                                                                                   ----------
                                                                                                                        3,842
                                                                                                                   ----------
             ELECTRIC UTILITIES (2.8%)
    1,000    American Electric Power Co., Inc., Senior Notes                           4.71         8/16/2007             990
    4,000    Black Hills Corp., Notes                                                  6.50         5/15/2013           3,964
    3,662    Cedar Brakes II, LLC, Senior Notes, Series C(b)                           9.88         9/01/2013           4,107
    3,000    Entergy Louisiana, Inc., First Mortgage Bonds                             5.83        11/01/2010           2,959
    2,000    Entergy Mississippi, Inc., First Mortgage Bonds                           5.92         2/01/2016           1,931
      950    FPL Energy National Wind, LLC, Secured Notes(b)                           5.61         3/10/2024             913
    4,000    Monongahela Power Co., Notes, Series A                                    7.36         1/15/2010           4,203
    3,111    Oglethorpe Power Corp., Secured Series Facility Bonds                     6.97         6/30/2011           3,161
    4,300    Power Contract Financing, Senior Notes(b)                                 6.26         2/01/2010           4,313
    2,000    PPL Capital Funding, Inc., Guaranteed Notes, Series A                     4.33         3/01/2009           1,919
    3,000    PPL Energy Supply, LLC, Bonds, Series A                                   5.70        10/15/2015           2,866
    2,000    Sempra Energy ESOP, Series 1999 (NBGA)(b)                                 4.21        11/01/2014(e)        1,969
    3,000    Texas-New Mexico Power Co., Notes                                         6.13         6/01/2008           3,003
    3,000    Tristate General & Transport Association, Bonds(b)                        6.04         1/31/2018           2,953
    2,000    TXU Electricity Ltd., Senior Notes, Series TCRS (INS)                     7.25        12/01/2016           2,194
    2,000    TXU Energy Co., LLC, Senior Notes                                         7.00         3/15/2013           2,069
    3,000    Virginia Electric Power Co., Senior Notes                                 5.40         1/15/2016           2,863
    1,000    West Penn Power Co., Notes                                                6.63         4/15/2012           1,025
                                                                                                                   ----------
                                                                                                                       47,402
                                                                                                                   ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    2,295    Ametek, Inc., Senior Notes                                                7.20         7/15/2008           2,348
                                                                                                                   ----------

             GAS UTILITIES (0.7%)
    3,000    Boardwalk Pipelines, LLC, Notes                                           5.50         2/01/2017           2,839
    1,000    Enbridge Energy Partners, LP, Senior Notes                                5.35        12/15/2014             940

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
   $2,500    Energy Transfer Partners, LP, Senior Notes                                5.95%        2/01/2015      $    2,419
    2,000    Gulfstream Natural Gas Systems, LLC, Senior Notes(b)                      6.19        11/01/2025           1,944
    2,000    Noram Energy Corp., Debentures                                            6.50         2/01/2008           2,024
    1,040    Northern Border Partners, LP, Senior Notes, Series A                      8.88         6/15/2010           1,149
    1,000    Valero Logistics Operations, LP, Senior Notes                             6.05         3/15/2013             995
                                                                                                                   ----------
                                                                                                                       12,310
                                                                                                                   ----------
             HEALTH CARE EQUIPMENT (0.1%)
    1,000    Baxter International, Inc., Notes(g)                                      7.13         2/01/2007           1,007
                                                                                                                   ----------
             HEALTH CARE FACILITIES (0.1%)
    2,000    HCA, Inc., Notes                                                          5.25        11/06/2008           1,969
                                                                                                                   ----------
             HOUSEHOLD APPLIANCES (0.2%)
    4,000    Stanley Works Capital Trust I, Bonds(b,l)                                 5.90        12/01/2045           3,742
                                                                                                                   ----------
             HOUSEWARES & SPECIALTIES (0.1%)
    2,000    Newell Rubbermaid, Inc., MTN, Series A(l)                                 6.35         7/15/2028           2,009
                                                                                                                   ----------
             INTEGRATED OIL & GAS (0.2%)
    3,124    Merey Sweeny, LP, Senior Notes(b)                                         8.85        12/18/2019           3,596
                                                                                                                   ----------
             LIFE & HEALTH INSURANCE (0.6%)
    2,000    Great West Life & Annuity, Inc., Bonds(b,l)                               7.15         5/16/2046           2,002
    1,000    Lincoln National Corp., Bonds(l)                                          7.00         5/17/2066             998
    3,000    Phoenix Companies, Inc., Senior Notes                                     6.68         2/16/2008           3,011
    4,000    Prudential Holdings, LLC, Bonds(b)                                        8.70        12/18/2023           4,775
                                                                                                                   ----------
                                                                                                                       10,786
                                                                                                                   ----------
             MANAGED HEALTH CARE (0.2%)
    1,000    Coventry Health Care, Inc., Senior Notes                                  6.13         1/15/2015             975
    2,135    Highmark, Inc., Senior Notes(b)                                           6.80         8/15/2013           2,195
                                                                                                                   ----------
                                                                                                                        3,170
                                                                                                                   ----------
             MULTI-LINE INSURANCE (1.0%)
    4,000    American General Finance Corp., MTN                                       5.40        12/01/2015           3,823
    1,000    ASIF Global Financing XIX, Senior Notes(b)                                4.90         1/17/2013             955
    4,000    Assurant, Inc., Notes                                                     5.63         2/15/2014           3,867

42

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
   $4,000    ILFC E-Capital Trust I, Bonds(b,g,l)                                      5.90%       12/21/2065      $    3,912
    4,500    Oil Casualty Insurance Ltd.,
                Subordinated Debentures(b)                                             8.00         9/15/2034           4,270
                                                                                                                   ----------
                                                                                                                       16,827
                                                                                                                   ----------
             MULTI-SECTOR HOLDINGS (0.1%)
    1,000    Leucadia National Corp., Senior Notes                                     7.00         8/15/2013             990
                                                                                                                   ----------

             MULTI-UTILITIES (0.4%)
    4,000    Northwestern Corp., Notes(b)                                              7.30        12/01/2006           4,044
    2,000    PSEG Funding Trust, Notes                                                 5.38        11/16/2007           1,991
                                                                                                                   ----------
                                                                                                                        6,035
                                                                                                                   ----------
             OFFICE REITS (0.7%)
    1,000    Arden Realty, LP, Notes                                                   5.25         3/01/2015             959
    3,000    Brandywine Operating Partnership, LP, Notes                               5.63        12/15/2010           2,951
    3,000    Carramerica Realty Corp., Notes                                           5.50        12/15/2010           2,980
    2,000    EOP Operating, LP, Guaranteed Notes                                       4.75         3/15/2014           1,829
    3,000    HRPT Properties Trust, Notes                                              5.75        11/01/2015           2,890
                                                                                                                   ----------
                                                                                                                       11,609
                                                                                                                   ----------
             OIL & GAS EQUIPMENT & SERVICES (0.2%)
    1,500    Seacor Holdings, Inc., Senior Notes                                       5.88        10/01/2012           1,448
    2,000    Seacor Holdings, Inc., Senior Notes                                       7.20         9/15/2009           2,041
                                                                                                                   ----------
                                                                                                                        3,489
                                                                                                                   ----------
             OIL & GAS EXPLORATION & PRODUCTION (0.3%)
    2,000    Southwestern Energy Co., MTN                                              7.35        10/02/2017           2,090
    2,000    Southwestern Energy Co., MTN                                              7.63         5/01/2027(m)        2,087
                                                                                                                   ----------
                                                                                                                        4,177
                                                                                                                   ----------
             OIL & GAS REFINING & MARKETING (0.0%)(q)
      500    Ultramar Diamond Shamrock Corp., Senior Notes                             6.75        10/15/2037             510
                                                                                                                   ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.1%)
    2,000    K N Capital Trust III, Subordinated Debentures                            7.63         4/15/2028           1,798
                                                                                                                   ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
    2,600    Bank of America Corp., Subordinated Notes                                 9.38         9/15/2009           2,883
    1,000    Citigroup, Inc., Global Notes                                             4.25         7/29/2009             965
    3,000    ZFS Finance USA Trust I, Notes(b,g,l)                                     6.15        12/15/2065           2,886
                                                                                                                   ----------
                                                                                                                        6,734
                                                                                                                   ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
             PACKAGED FOODS & MEAT (0.1%)
   $2,000    Kraft Foods, Inc., Notes                                                  4.63%       11/01/2006       $   1,994
                                                                                                                    ---------
             PROPERTY & CASUALTY INSURANCE (1.9%)
    2,000    21st Century Insurance Group, Senior Notes                                5.90        12/15/2013           1,928
    2,000    ACE INA Holdings, Inc., Senior Notes                                      5.88         6/15/2014           1,952
    1,000    AXIS Capital Holdings Ltd., Senior Notes                                  5.75        12/01/2014             955
    2,000    Berkshire Hathaway Finance Corp., Senior Notes                            4.75         5/15/2012           1,900
    5,000    Berkshire Hathaway Finance Corp., Senior Notes                            4.85         1/15/2015           4,674
    1,000    Fidelity National Title Group, Inc., Notes                                5.25         3/15/2013             914
    2,000    Fidelity National Title Group, Inc., Notes                                7.30         8/15/2011           2,043
    3,000    Fund American Companies, Inc., Notes                                      5.88         5/15/2013           2,916
    2,000    Markel Corp., Senior Notes                                                6.80         2/15/2013           2,024
    1,500    Markel Corp., Senior Notes                                                7.00         5/15/2008           1,528
    1,000    Markel Corp., Notes                                                       7.20         8/15/2007           1,015
      500    Markel Corp., Senior Notes                                                7.35         8/15/2034             488
    2,250    Ohio Casualty Corp., Notes                                                7.30         6/15/2014           2,307
    1,000    RLI Corp., Senior Notes                                                   5.95         1/15/2014             954
    3,000    St. Paul Travelers Companies, Inc., Senior Notes                          5.50        12/01/2015           2,882
    1,000    W.R. Berkley Corp., Senior Notes                                          5.60         5/15/2015             948
    3,000    XL Capital Ltd., Senior Notes                                             6.38        11/15/2024           2,841
                                                                                                                    ---------
                                                                                                                       32,269
                                                                                                                    ---------
             PUBLISHING (0.4%)
    2,000    Gannett Co., Notes                                                        5.75         6/01/2011           1,984
    2,000    Knight-Ridder, Inc., Notes                                                5.75         9/01/2017           1,818
    4,000    Scholastic Corp., Notes                                                   5.00         4/15/2013           3,457
                                                                                                                    ---------
                                                                                                                        7,259
                                                                                                                    ---------
             RAILROADS (0.2%)
    3,000    TTX Co., Notes(b)                                                         5.40         2/15/2016           2,853
                                                                                                                    ---------

             REGIONAL BANKS (1.1%)
    2,000    Bank of Hawaii, Notes                                                     6.88         3/01/2009           2,049
    2,000    Colonial Bank, N.A., Subordinated Notes                                   6.38        12/01/2015           1,989
    2,000    First Republic Bank Corp., Subordinated Notes                             7.75         9/15/2012           2,210
    3,000    Fulton Capital Trust I, Notes                                             6.29         2/01/2036           2,736
    1,000    Hudson United Bank, Subordinated Notes                                    7.00         5/15/2012           1,056

44

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
   $2,453    PNC Financial Services, Trust Preferred
                Securities, Series C                                                   8.88%        3/15/2027      $    2,613
    3,000    Popular North America Capital Trust I, Bonds                              6.56         9/15/2034           2,827
    3,000    TCF National Bank, Subordinated Notes                                     5.50         2/01/2016           2,876
                                                                                                                   ----------
                                                                                                                       18,356
                                                                                                                   ----------
             RESIDENTIAL REITS (0.4%)
    1,000    BRE Properties, Inc., Senior Notes                                        4.88         5/15/2010             968
    2,000    ERP Operating, LP, Notes                                                  5.25         9/15/2014           1,905
    2,000    ERP Operating, LP, Senior Notes                                           5.38         8/01/2016           1,891
    1,000    Post Apartment Homes, LP, Senior Notes                                    5.45         6/01/2012             955
    2,000    United Dominion Realty Trust, Senior Notes                                5.25         1/15/2015           1,867
                                                                                                                   ----------
                                                                                                                        7,586
                                                                                                                   ----------
             RETAIL REITS (0.8%)
    3,000    Federal Realty Investment Trust, Notes                                    5.65         6/01/2016           2,890
    3,000    Kimco Realty Corp., Notes                                                 5.58        11/23/2015           2,885
    3,000    Pan Pacific Retail Properties, Inc., Notes                                5.25         9/01/2015           2,776
    3,000    Simon Property Group, LP, Notes(b)                                        5.75        12/01/2015           2,929
    3,000    Tanger Factory Outlets, Senior Notes                                      6.15        11/15/2015           2,924
                                                                                                                   ----------
                                                                                                                       14,404
                                                                                                                   ----------
             SPECIALIZED REITS (0.2%)
    1,000    Hospitality Properties Trust, Senior Notes                                5.13         2/15/2015             918
    3,000    Nationwide Health Properties, Inc., Notes                                 6.00         5/20/2015           2,878
                                                                                                                   ----------
                                                                                                                        3,796
                                                                                                                   ----------
             THRIFTS & MORTGAGE FINANCE (0.8%)
    1,000    Countrywide Financial Corp., MTN, Series A, Bonds                         4.50         6/15/2010             956
    1,000    Countrywide Home Loan, Guaranteed Notes, Series MTNL                      4.00         3/22/2011             927
    2,000    Independence Community Bank Corp., Notes(l)                               3.50         6/20/2013           1,913
    3,000    Independence Community Bank Corp., Subordinated Notes(l)                  3.75         4/01/2014           2,840
    3,000    Roslyn Bancorp, Inc., Senior Notes                                        7.50        12/01/2008           3,114
    2,000    Washington Mutual Bank, Subordinated Notes                                5.65         8/15/2014           1,947
      500    Washington Mutual, Inc., Subordinated Notes                               4.63         4/01/2014             451
    2,000    World Savings Bank Federal Savings Bank, Notes                            4.13        12/15/2009           1,911
                                                                                                                   ----------
                                                                                                                       14,059
                                                                                                                   ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
             TOBACCO (0.3%)
   $1,000    Universal Corp., MTN, Series C                                            5.20%       10/15/2013      $      899
    2,000    Universal Corp., MTN, Series B                                            7.88         2/15/2008           2,053
    2,000    UST, Inc., Notes                                                          6.63         7/15/2012           2,059
                                                                                                                   ----------
                                                                                                                        5,011
                                                                                                                   ----------
             TRUCKING (0.2%)
    2,750    Roadway Corp., Senior Notes                                               8.25        12/01/2008           2,864
                                                                                                                   ----------
             WIRELESS TELECOMMUNICATION SERVICES (0.3%)
    2,000    Iwo Holdings Inc., Senior Discount
                Notes, 10.75%, 1/15/2010                                               8.43(r)      1/15/2015           1,575
    3,000    US Unwired, Inc., Secured Notes                                          10.00         6/15/2012           3,364
                                                                                                                   ----------
                                                                                                                        4,939
                                                                                                                   ----------
             Total corporate obligations (cost: $302,816)                                                             292,222
                                                                                                                   ----------
             EURODOLLAR AND YANKEE OBLIGATIONS (3.2%)(f)

             DIVERSIFIED BANKS (0.7%)
    3,000    BOI Capital Funding Number 3 LP, Guaranteed
                Bonds (United Kingdom)(b,g,l)                                          6.11         1/29/2049           2,816
    1,500    Chuo Mitsui Trust & Banking Co.,
                Subordinated Notes (Japan)(b,l)                                        5.51        12/29/2049           1,407
    1,000    HBOS plc, Subordinated Notes
                (United Kingdom)(b)                                                    6.41        10/01/2035             906
    1,000    Mizuho Finance, Notes (Japan)(b)                                          5.79         4/15/2014             986
    2,000    MUFG Capital Finance 1 Ltd., Guaranteed
                Preferred Bonds (Japan)(l)                                             6.35         7/29/2049           1,973
    1,000    Nordea Bank AB, Subordinated
                Notes (Sweden)(b,l)                                                    5.42        12/29/2049             940
    1,000    Skandinaviska Enskilda Banken,
                Subordinated Bonds (Sweden)(b,l)                                       5.47         3/29/2049             938
    2,000    UFJ Finance Aruba AEC, Notes (Japan)                                      8.75        11/13/2049           2,122
                                                                                                                   ----------
                                                                                                                       12,088
                                                                                                                   ----------
             DIVERSIFIED METALS & MINING (0.1%)
    2,000    Glencore Funding, LLC, Notes (Switzerland)(b)                             6.00         4/15/2014           1,878
                                                                                                                   ----------
             FOOD RETAIL (0.2%)
    3,000    Woolworths Ltd., Senior Notes (Australia)(b)                              5.25        11/15/2011           2,930
                                                                                                                   ----------

46

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
             FOREIGN GOVERNMENT (0.1%)
   $2,000    Republic of Poland, Global
                Unsubordinated Notes (Poland)                                          5.25%        1/15/2014      $    1,953
                                                                                                                   ----------
             INTEGRATED OIL & GAS (0.2%)
    2,000    BP Capital plc, Guaranty Notes (United Kingdom)                           2.75        12/29/2006           1,973
    1,000    Pemex Finance Ltd., Senior Notes (Mexico)                                 8.88        11/15/2010           1,089
      950    PEMEX Finance Ltd., Notes (Mexico)                                        9.03         2/15/2011           1,022
                                                                                                                   ----------
                                                                                                                        4,084
                                                                                                                   ----------
             OIL & GAS DRILLING (0.1%)
    1,721    Delek & Avner-Yam Tethys Ltd., Secured
                Notes (Israel)(b)                                                      5.33         8/01/2013           1,657
                                                                                                                   ----------

             OIL & GAS EXPLORATION & PRODUCTION (0.5%)
    2,000    Canadian Oil Sands Ltd., Notes (Canada)(b)                                5.80         8/15/2013           1,978
    5,000    EOG Resources Canada, Inc.,
                Senior Notes (Canada)(b)                                               4.75         3/15/2014           4,663
    2,000    RAS Laffan Liquefied Natural Gas Co. Ltd. II,
                Bonds, Series A (Qatar)(b)                                             5.30         9/30/2020           1,883
                                                                                                                   ----------
                                                                                                                        8,524
                                                                                                                   ----------
             OIL & GAS REFINING & MARKETING (0.2%)
    3,000    GS Caltex Corp., Notes (Korea)(b,g)                                       5.50        10/15/2015           2,849
                                                                                                                   ----------

             PAPER PRODUCTS (0.0%)(q)
    1,000    Domtar, Inc., Notes (Canada)                                              5.38        12/01/2013             815
                                                                                                                   ----------
             PROPERTY & CASUALTY INSURANCE (0.1%)
    1,145    Mantis Reef Ltd. II, Notes (Australia)(b)                                 4.80        11/03/2009           1,102
                                                                                                                   ----------
             REGIONAL BANKS (0.1%)
    1,000    Kaupthing Bank, Bonds (Iceland)(b)                                        7.13         5/19/2016           1,004
                                                                                                                   ----------
             REINSURANCE (0.8%)
    2,000    Endurance Specialty Holdings, Ltd., Senior Notes (Bermuda)                6.15        10/15/2015           1,929
    5,000    Montpelier Re Holdings Ltd., Senior Notes (Bermuda)                       6.13         8/15/2013           4,652

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
   $5,000    Platinum Underwriters Finance, Inc.,
                Guaranteed Notes, Series B (Bermuda)                                   7.50%        6/01/2017      $    4,921
    2,000    Stingray Pass-Through Trust, Pass-Through
                Certificates (Cayman Islands)(b)                                       5.90         1/12/2015           1,923
                                                                                                                   ----------
                                                                                                                       13,425
                                                                                                                   ----------
             RETAIL REITS (0.1%)
    2,000    Westfield Capital Corp., Senior Notes (Australia)(b)                      5.13        11/15/2014           1,880
                                                                                                                   ----------
             Total Eurodollar and Yankee obligations (cost: $56,345)                                                   54,189
                                                                                                                   ----------
             ASSET-BACKED SECURITIES (0.9%)

             AIRLINES (0.2%)
             America West Airlines, Inc., Pass-Through Certificates,
      939       Series 1996-1, Class A, EETC                                           6.85         7/02/2009             940
    1,825       Series 1999-1, Class G, EETC (INS)                                     7.93         1/02/2019           1,927
                                                                                                                   ----------
                                                                                                                        2,867
                                                                                                                   ----------
             ASSET-BACKED FINANCING (0.7%)
    2,304    Aerco Ltd., Series 2A, Class A4(b)                                        5.60(c)      7/15/2025           2,213
    1,423    Airport Airplanes, Pass-Through Certificates, Series 1R, Class A8         5.46(c)      3/15/2019           1,363
    4,000    ARG Funding Corp., Series 2005-1A, Class A3(b)                            4.29         4/20/2011           3,828
    2,000    Chase Credit Card Owner Trust, Series 2002-5, Class A                     5.18(c)     10/15/2009           2,003
    1,000    Permanent Financing plc, Notes, Series 8, Class 1B                        4.98(c)      6/10/2042           1,000
    2,000    Trinity Rail Leasing L.P., Series 2006 1A, Class A1(b)                    5.90         5/14/2036           2,003
                                                                                                                   ----------
                                                                                                                       12,410
                                                                                                                   ----------
             Total asset-backed securities (cost: $15,286)                                                             15,277
                                                                                                                   ----------
             COMMERCIAL MORTGAGE SECURITIES (2.7%)

             COMMERCIAL MORTGAGE-BACKED SECURITIES (2.7%)
    3,146    Banc of America Commercial Mortgage Inc., Series 2000-2, Class A1         7.02         9/15/2032           3,231
    5,000    Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2       7.32        10/15/2032           5,279

48

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
   $5,000       Series 2000-2, Class A2                                                7.63%        7/15/2032      $    5,342
    1,000    Commercial Mortgage Asset Trust, Series 1999-C1, Class A4                 6.98         1/17/2032           1,067
    2,000    Commercial Mortgage Trust, Pass-Through Certificates,
                Series 2005- LP5, Class GMB1(b)                                        5.15         5/10/2043           1,954
             Credit Suisse First Boston Mortgage Securities Corp.,
    1,900       Series 2001-CK6, Class A2                                              6.10         8/15/2036           1,913
    5,000       Series 2000-C1, Class A2                                               7.55         4/15/2062           5,295
    5,000    First Union National Bank Commercial Mortgage Trust,
                Series 1999-C4, Class A2                                               7.39        12/15/2031           5,253
    1,000    GE Capital Commercial Mortgage Corp.,
                Series 2001-3, Class A2                                                6.07         6/10/2038           1,020
    3,000    Government Lease Trust,
                Series 1999-GSA1, Class A4(b)                                          6.48         5/18/2011           3,073
    1,000    GS Mortgage Securities Corp. II,
                Series 2001-GL3A, Class A2(b)                                          6.45         8/05/2018           1,036
    2,000    JP Morgan Chase Commercial Mortgage
                Securities Corp., Series 2006-LDP6, Class A-SB                         5.49(c)      4/15/2043           1,964
             Merrill Lynch Mortgage Investors, Inc.,
    2,000       Series 1998-C1, Class A2                                               6.48        11/15/2026           2,020
      949       Series 1999-C1, Class A2                                               7.56        11/15/2031             990
    2,000    Prudential Mortgage Capital Funding, LLC,
                Series 2001-ROCK, Class B                                              6.76         5/10/2034           2,099
    4,413    TIAA Real Estate Co. Ltd.,
                Series 2001 C1A, Class A-3(b)                                          6.56         6/19/2026           4,474
                                                                                                                   ----------
                                                                                                                       46,010
                                                                                                                   ----------
             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)(d,q)
    9,250    Bear Stearns Commercial Mortgage Securities, Inc.,
                Series 2004-ESA, Class X1 (acquired 6/17/2004; cost $538)(b,n)         1.83         5/14/2016             490
                                                                                                                   ----------
             Total commercial mortgage securities (cost: $46,932)                                                      46,500
                                                                                                                   ----------

             U.S. GOVERNMENT AGENCY ISSUES (0.7%)(j)

             ASSET-BACKED FINANCING (0.1%)
    2,535    U.S. Small Business Administration, Participation Certificates,
                Series 2003-20 F                                                       4.07         6/01/2023           2,298
                                                                                                                   ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%)(q)
  $   341    Government National Mortgage Assn. I,
                Series 2001-49 VB                                                      7.00%       11/16/2016      $      342
                                                                                                                   ----------
             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.1%)(d)
   43,751    Government National Mortgage Assn.I,
                Series 2003-59, Class XB                                               2.28         7/16/2010           1,343
                                                                                                                   ----------
             MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.2%)
             Fannie Mae(+),
      488       Pool 610989                                                            6.50        10/01/2016             497
      412       Pool 535164                                                            7.00         2/01/2030             424
      222       Pool 547483                                                            7.00         8/01/2030             228
             Government National Mortgage Assn. I,
      212       Pool 340945                                                            6.50         5/15/2023             216
      333       Pool 352106                                                            6.50         8/15/2023             340
      154       Pool 366762                                                            6.50         4/15/2024             157
      612       Pool 577423                                                            6.50         1/15/2032             624
       33       Pool 206743                                                            7.50         3/15/2017              34
      107       Pool 207904                                                            7.50         3/15/2017             111
       15       Pool 207950                                                            7.50         3/15/2017              16
       11       Pool 166093                                                            8.00         6/15/2016              12
        4       Pool 166108                                                            8.00         6/15/2016               5
       20       Pool 177786                                                            8.00         9/15/2016              21
       24       Pool 186000                                                            8.00        11/15/2016              25
       29       Pool 193968                                                            8.00        12/15/2016              31
       35       Pool 203822                                                            8.00         3/15/2017              37
        2       Pool 034140                                                            8.50         9/15/2009               2
        8       Pool 138007                                                            8.50         6/15/2016               9
        7       Pool 164021                                                            8.50         6/15/2016               7
       24       Pool 159980                                                            8.50         7/15/2016              25
        4       Pool 176311                                                            8.50         9/15/2016               4
        2       Pool 177247                                                            8.50         9/15/2016               2
       13       Pool 174005                                                            8.50        12/15/2016              14
       22       Pool 197279                                                            8.50        12/15/2016              24
        3       Pool 197400                                                            8.50         1/15/2017               3
       19       Pool 201986                                                            8.50         1/15/2017              21
       14       Pool 185270                                                            8.50         2/15/2017              15
        3       Pool 157116                                                            9.00         6/15/2016               3
        1       Pool 162801                                                            9.00         7/15/2016               1

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                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
             Government National Mortgage Assn. I,
    $   3       Pool 166282                                                            9.00%        7/15/2016      $        3
        2       Pool 164502                                                            9.00         8/15/2016               2
        4       Pool 172663                                                            9.00         9/15/2016               5
        3       Pool 170810                                                            9.00        10/15/2016               3
       12       Pool 031433                                                            9.50         6/15/2009              12
        1       Pool 032271                                                            9.50         6/15/2009               1
       18       Pool 034679                                                            9.50         6/15/2009              19
        5       Pool 035052                                                            9.50         9/15/2009               5
        7       Pool 167971                                                            9.50         7/15/2016               8
       18       Pool 172771                                                            9.50         9/15/2016              19
        3       Pool 185417                                                            9.50        11/15/2016               3
       18       Pool 186335                                                            9.50        11/15/2016              20
        4       Pool 187909                                                            9.50        11/15/2016               4
       51       Pool 189802                                                            9.50         4/15/2017              56
       23       Pool 214646                                                            9.50         5/15/2017              25
        9       Pool 225137                                                            9.50         8/15/2017              10
       10       Pool 037733                                                           10.00        11/15/2009              10
        3       Pool 037889                                                           10.00        11/15/2009               3
       13       Pool 037888                                                           10.00        11/15/2009              14
       11       Pool 036897                                                           10.00        12/15/2009              12
        4       Pool 059731                                                           11.50         3/15/2013               4
             Government National Mortgage Assn. II,
      464       Pool 002934                                                            7.50         6/20/2030             482
      109       Pool 003070                                                            7.50         4/20/2031             114
      404       Pool 002958                                                            8.00         8/20/2030             429
                                                                                                                   ----------
                                                                                                                        4,171
                                                                                                                   ----------
             OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.3%)
    1,733    Perforadora Centrale S.A. de C.V. "A", Guaranteed Bond,
                Series A, Title XI                                                     5.24        12/15/2018           1,706
    3,571    Rowan Companies, Inc., Guaranteed Bond, Title XI                          2.80        10/20/2013           3,237
                                                                                                                   ----------
                                                                                                                        4,943
                                                                                                                   ----------
             Total U.S. government agency issues (cost: $13,546)                                                       13,097
                                                                                                                   ----------

             U.S. TREASURY SECURITIES (0.2%)

             BONDS (0.2%)
    4,000    4.50%, 2/15/2036(g)(cost: $3,542)                                                                          3,575
                                                                                                                   ----------


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                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                              MARKET
   AMOUNT                                                                            COUPON                             VALUE
    (000)    SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS (0.4%)

             CASINOS & GAMING (0.1%)
   $2,000    Mashantucket (Western) Pequot Tribe, CT, RB(b)                            5.91%        9/01/2021      $    1,864
                                                                                                                   ----------
             COMMUNITY SERVICE (0.1%)
      650    Jicarilla Apache Nation, NM, RB                                           2.95        12/01/2006             642
                                                                                                                   ----------
             HOSPITAL (0.1%)
    1,965    Rhode Island State Health & Education RB,
                Series C (LOC - Citizens Bank of Rhode Island)                         3.60         9/15/2033(m)        1,911
                                                                                                                   ----------
             MULTI-UTILITIES (0.1%)
    2,074    California Maritime Infrastructure Auth. RB, Series 1999                  6.63        11/01/2009           2,093
                                                                                                                   ----------
             Total municipal bonds (cost: $6,751)                                                                       6,510
                                                                                                                   ----------
             Total bonds (cost: $445,218)                                                                             431,370
                                                                                                                   ----------
             MONEY MARKET INSTRUMENTS (1.4%)

             VARIABLE-RATE DEMAND NOTES (0.3%)(o)
             ------------------------------------

             HEALTH CARE FACILITIES (0.2%)
    3,940    Louisiana Public Facilities Auth., RB,
                Series 2002D (LOC - Hibernia National Bank)                            5.75         7/01/2028           3,940
                                                                                                                   ----------
             ELECTRIC UTILITIES (0.1%)
    2,000    Sempra Energy ESOP, Series 1999A (NBGA)(b)                                5.71        11/01/2014           2,000
                                                                                                                   ----------
                                                                                                                        5,940
                                                                                                                   ----------
             COMMERCIAL PAPER (0.2%)
             -----------------------
             ASSET-BACKED FINANCING
    2,699    Lockhart Funding LLC(a,b)                                                 5.02         6/02/2006           2,699
                                                                                                                   ----------
             DISCOUNT NOTE (0.2%)
             --------------------
    3,331    Federal Home Loan Bank(j,+,k)                                             4.89         6/01/2006           3,331
                                                                                                                   ----------

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                   (continued)

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MAY 31, 2006

                                                                                                                       MARKET
    NUMBER                                                                           COUPON                             VALUE
 OF SHARES   SECURITY                                                                  RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (0.7%)
             -------------------------
12,512,340   SSgA Prime Money Market Fund                                              4.84%(h)             -      $   12,512
                                                                                                                   ----------
             Total money market instruments (cost: $24,482)                                                            24,482
                                                                                                                   ----------

 PRINCIPAL
    AMOUNT
     (000)
----------
             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (11.0%)

             CORPORATE OBLIGATIONS (3.4%)
             ----------------------------
             OTHER DIVERSIFIED FINANCIAL SERVICES
  $ 20,000   Canadian Imperial Bank of Commerce, Yankee CD (Canada)                    5.23         1/30/2007          20,018
    15,000   Five Finance Inc.(b)                                                      5.12(c)     12/01/2006          15,004
    22,481   Tango Finance Corp., MTN(b)                                               5.13(c)     10/25/2006          22,490
                                                                                                                   ----------
                                                                                                                       57,512
                                                                                                                   ----------
             COMMERCIAL PAPER (2.7%)
             -----------------------
             ASSET-BACKED FINANCING
    11,053   Mont Blanc Capital Corp.(a,b,k)                                           5.10         6/07/2006          11,044
    25,000   Park Granada LLC(a,b,k)                                                   5.15         6/01/2006          25,000
    11,000   Park Sienna LLC(a,k)                                                      5.15         6/01/2006          11,000
                                                                                                                   ----------
                                                                                                                       47,044
                                                                                                                   ----------
             MONEY MARKET FUNDS (0.0%)(q)
             ----------------------------
   702,905   AIM Short-Term Investment Co. Liquid Assets Portfolio                     4.92(h)              -             703
    49,777   Merrill Lynch Premier Institutional Fund                                  4.81(h)              -              50
                                                                                                                   ----------
                                                                                                                          753
                                                                                                                   ----------
             REPURCHASE AGREEMENTS (4.9%)(i)
             -------------------------------
    13,000   Credit Suisse First Boston LLC, 5.00%, acquired on 5/31/2006 and due 6/01/2006 at $13,000 (collateralized by $13,915 of Freddie
                Mac Discount Notes(j,+), 5.25%(k), due 4/18/2007; market
                value $13,264)                                                                                         13,000

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                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

 PRINCIPAL                                                                                                             MARKET
    AMOUNT                                                                                                              VALUE
     (000)   SECURITY                                                                                                   (000)
-----------------------------------------------------------------------------------------------------------------------------
 $  21,000   Deutsche Bank Securities, Inc., 5.02%, acquired on 5/31/2006 and due 6/01/2006 at $21,000 (collateralized by $8,112 of Federal
                Home Loan Discount Notes(j,+), 5.03%(k), due 7/21/2006; $13,470
                of Federal Home Loan Bank Bonds(j,+), 3.10%, due 11/08/2006;
                combined market value $21,425)                                                                     $   21,000
    20,000   Merrill Lynch Government Securities, Inc., 5.01%, acquired on
                5/31/2006 and due 6/01/2006 at $20,000 (collateralized by
                $20,425 of U.S. Treasury Notes, 4.88%, due 4/30/2011;
                market value $20,401)                                                                                  20,000
    30,000   Morgan Stanley & Co., Inc., 5.02%, acquired on 5/31/2006 and due
                6/01/2006 at $30,000 (collateralized by $31,490 of Federal Home
                Loan Bank Bonds(j,+), 5.70% - 6.25%, due 6/15/2021 - 7/03/2025;
                combined market value $31,061)                                                                         30,000
                                                                                                                   ----------
                                                                                                                       84,000
                                                                                                                   ----------
             Total short-term investments purchased with cash collateral from
                securities loaned (cost: $189,301)                                                                    189,309
                                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $1,760,460)                                                                  $1,887,381
                                                                                                                   ==========

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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         GDR - Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         ISHARES - exchange-traded funds, managed by Barclays Global Fund Advisors, that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

         SPDR - Standard & Poor's depositary receipt, or "spider," is an exchange-traded fund based on either the S&P 500 Index or the S&P MidCap 400 Index, and is traded on the American Stock Exchange (AMEX).

         PORTFOLIO DESCRIPTION ABBREVIATIONS

         CPI   Consumer Price Index

         EETC  Enhanced Equipment Trust Certificate

         ESOP  Employee Stock Ownership Plan

         MTN   Medium-Term Note

         RB    Revenue Bond

         REIT  Real Estate Investment Trust

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. A high-quality bank, insurance company or other corporation, or a collateral trust may provide the enhancement.

         (LOC) Principal and interest payments are guaranteed by a bank letter of credit.

         (NBGA) Principal and interest payments are guaranteed by a non-bank guarantee agreement from Sempra Energy.

         (INS) Scheduled principal and interest payments are insured by AMBAC Assurance Corp. The insurance does not guarantee the market value of the security.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         (c) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2006.

         (d) Interest-only commercial mortgage-backed securities (IO CMBSs) - represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The interest rate disclosed is the purchase yield, which reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. IO CMBSs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. IO CMBSs are subject to recessionary default-related prepayments that may have a negative impact on yield.

         (e) Security has a mandatory call or put, which shortens its effective maturity date.

         (f) Eurodollar and Yankee obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets (Yankee obligations).

         (g) The security or a portion thereof was out on loan as of May 31, 2006.

         (h) Rate represents the money market fund annualized seven-day yield at May 31, 2006.

         (i) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

             marked-to-market daily to ensure its market value is equal to or in excess of the repurchase agreement price plus accrued interest.

         (j) U.S. government agency issues - mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government agencies are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises (GSEs) indicated with "+" are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (k) Zero-coupon security. Rate represents the effective yield at date of purchase.

         (l) Callable security expected to be called prior to maturity due to a scheduled change from a fixed to a floating interest rate, which is likely to be uneconomical to the issuer.

         (m) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature may shorten the effective maturity of the security.

         (n) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2006, was $511,000, which represented 0.03% of the Fund's net assets.

         (o) Variable-rate demand notes (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         (p) Security was fair valued at May 31, 2006, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

         (q) Represents less than 0.1% of net assets.

         (r) Stepped coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

         *   Non-income-producing security for the year ended May 31, 2006.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA CORNERSTONE STRATEGY FUND
May 31, 2006

ASSETS
   Investments in securities, at market value (including securities
      on loan of $182,039) (identified cost of $1,760,460)                          $1,887,381
   Cash denominated in foreign currencies (identified cost of $1,188)                    1,199
   Receivables:
      Capital shares sold                                                                  675
      Dividends and interest                                                             9,459
      Securities sold                                                                   10,553
      Other                                                                                232
                                                                                    ----------
         Total assets                                                                1,909,499
                                                                                    ----------

LIABILITIES
   Payables:
      Upon return of securities loaned                                                 189,324
      Securities purchased                                                               4,982
      Capital shares redeemed                                                              545
   Accrued management fees                                                               1,162
   Accrued transfer agent's fees                                                            13
   Bank overdraft                                                                        1,306
   Other accrued expenses and payables                                                      34
   Unrealized depreciation on foreign currency contracts held, at value                     10
                                                                                    ----------
         Total liabilities                                                             197,376
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,712,123
                                                                                    ==========

NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $1,478,122
   Accumulated undistributed net investment income                                      21,206
   Accumulated net realized gain on investments                                         85,838
   Net unrealized appreciation of investments                                          126,921
   Net unrealized appreciaton on foreign currency translations                              36
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,712,123
                                                                                    ==========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                          64,602
                                                                                    ==========
   Net asset value, redemption price, and offering price per share                  $    26.50
                                                                                    ==========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA CORNERSTONE STRATEGY FUND
YEAR ENDED MAY 31, 2006

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,541)                                $ 22,603
   Interest                                                                             28,657
   Securities lending (net)                                                                955
                                                                                      --------
      Total income                                                                      52,215
                                                                                      --------

EXPENSES
   Management fees                                                                      11,903
   Administration and servicing fees                                                     2,463
   Transfer agent's fees                                                                 3,402
   Custody and accounting fees                                                             718
   Postage                                                                                 432
   Shareholder reporting fees                                                              153
   Trustees' fees                                                                           10
   Registration fees                                                                        61
   Professional fees                                                                        91
   Other                                                                                    40
                                                                                      --------
      Total expenses                                                                    19,273
   Expenses paid indirectly                                                               (148)
                                                                                      --------
      Net expenses                                                                      19,125
                                                                                      --------
NET INVESTMENT INCOME                                                                   33,090
                                                                                      --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                                     181,561
         Affiliated transactions                                                           (91)
      Foreign currency transactions                                                       (181)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                      (80,363)
      Foreign currency translations                                                         78
                                                                                      --------
         Net realized and unrealized gain                                              101,004
                                                                                      --------
   Increase in net assets resulting from operations                                   $134,094
                                                                                      ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA CORNERSTONE STRATEGY FUND
YEARS ENDED MAY 31,

                                                                   2006             2005
                                                             ---------------------------
FROM OPERATIONS
   Net investment income                                     $   33,090       $   16,556
   Net realized gain on investments                             181,470           70,129
   Net realized loss on foreign currency transactions              (181)            (248)
   Change in net unrealized appreciation/depreciation of:
      Investments                                               (80,363)          41,840
      Foreign currency translations                                  78              (70)
                                                             ---------------------------
      Increase in net assets resulting from operations          134,094          128,207
                                                             ---------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (14,156)         (24,372)
   Net realized gains                                          (119,993)         (66,035)
                                                             ---------------------------
      Distributions to shareholders                            (134,149)         (90,407)
                                                             ---------------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                    237,362          213,808
   Shares issued for dividends reinvested                       131,463           88,378
   Cost of shares redeemed                                     (200,027)        (146,650)
                                                             ---------------------------
      Increase in net assets from capital
         share transactions                                     168,798          155,536
                                                             ---------------------------
   Net increase in net assets                                   168,743          193,336

NET ASSETS
   Beginning of period                                        1,543,380        1,350,044
                                                             ---------------------------
   End of period                                             $1,712,123       $1,543,380
                                                             ===========================
Accumulated undistributed (overdistributed) net
   investment income:
   End of period                                             $   21,206       $     (157)
                                                             ===========================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                                    8,801            8,114
   Shares issued for dividends reinvested                         5,036            3,311
   Shares redeemed                                               (7,413)          (5,575)
                                                             ---------------------------
      Increase in shares outstanding                              6,424            5,850
                                                             ===========================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62

 N O T E S
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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Massachusetts business trust consisting of 10 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases,

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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                 events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day.

              4. Debt securities purchased with original maturities of 60 days or less are valued at amortized cost, which approximates market value.

              5. Repurchase agreements are valued at cost, which approximates market value.

              6. Other debt securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many

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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

                 securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              7. Securities for which market quotations are not readily
                 available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

           B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

           C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

           D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

           E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

              1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

              The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

              Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statements of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

           F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated

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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

              assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2006, there were no outstanding delayed-delivery commitments or when-issued securities.

           G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the year ended May 31, 2006, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $121,000 and $27,000, respectively, resulting in a total reduction in Fund expenses of $148,000.

           H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

           I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. Prior to January 6, 2006, the facility fees assessed by CAPCO were limited to an amount not to exceed 0.09% annually of the $300 million loan agreement.

         For the year ended May 31, 2006, the Fund paid CAPCO facility fees of $3,000, which represents 5.0% of total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2006.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to increase paid-in capital by $7,596,000, increase accumulated undistributed net investment income by $2,429,000, and decrease accumulated net realized gain on investments by $10,025,000. This includes differences in the accounting for foreign currency gains and losses, security paydowns, and passive foreign investment corporation gains and losses, and the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction for federal income tax purposes. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended May 31, 2006, and 2005, was as follows:

                                                      2006           2005
                                                 ---------------------------
         Ordinary income*                        $ 16,721,000    $38,916,000
         Long-term realized capital gains         117,428,000     51,491,000


         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

         As of May 31, 2006, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                              $ 34,552,000
         Undistributed long-term capital gains                        75,982,000
         Unrealized appreciation of investments                      123,421,000
         Unrealized appreciation on foreign currency translations         46,000


         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales. The difference between book-basis and tax-basis appreciation on foreign currency translations is due to the tax deferral of gains on foreign currency contracts.

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2006, were $2,445,413,000 and $2,382,783,000, respectively.

         As of May 31, 2006, the cost of securities, including short-term securities, for federal income tax purposes, was $1,763,960,000.

         Gross unrealized appreciation and depreciation of investments as of May 31, 2006, for federal income tax purposes, were $166,024,000 and $42,603,000, respectively, resulting in net unrealized appreciation of $123,421,000.

(5) FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

         The Fund may enter into forward currency contracts to hedge against foreign currency exchange risks on the non-U.S. dollar denominated securities held in the Fund's portfolio. A forward currency contract is an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the trade date of the contract. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

         At May 31, 2006, the Fund had no open forward foreign currency contracts.

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

(6) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Metropolitan West Securities LLC (MetWest), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and MetWest retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transactions. MetWest receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of MetWest, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2006, the Fund received securities-lending income of $955,000, which is net of the 20% income retained by MetWest. As of May 31, 2006, the Fund loaned securities having a fair market value of approximately $182,039,000, which excluded $751,000 of securities on loan that were sold prior to May 31, 2006. The Fund received cash collateral of $189,324,000 for the loans. Of this amount, $189,301,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $23,000 remained in cash.

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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

        A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

           The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible Funds Index, which tracks the total return performance of the 10 largest funds in the Lipper Global Flexible Portfolio Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

           The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

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USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

           The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)              AS A % OF THE FUND'S AVERAGE NET ASSETS
-------------------------------------------------------------------------
+/- 1.00% to 4.00%                +/- 0.04%
+/- 4.01% to 7.00%                +/- 0.05%
+/- 7.01% and greater             +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

           Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

           For the year ended May 31, 2006, the Fund incurred total management fees, paid or payable to the Manager, of $11,903,000, which is net of a performance adjustment of $(412,000) that decreased the base management fee of 0.75% by 0.03%.

        B. SUBADVISORY ARRANGEMENTS - The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), MFS Investment Management (MFSIM), and effective December 1, 2005, with Batterymarch Financial Management, Inc. (Batterymarch), under which Wellington Management directs the investment and reinvestment of a portion of the Fund's assets

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

           invested in U.S. stocks (as allocated from time to time by the Manager), MFSIM directs the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager), and Batterymarch directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. and international stocks (as allocated from time to time by the Manager). Prior to March 1, 2006, Wellington Management also directed the investment and reinvestment of the portion of the Fund's assets invested in real estate securities.

           Effective March 1, 2006, the Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% of the portion of the Fund's average net assets that Wellington Management manages through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of certain USAA funds' assets investable in U.S. stocks to Wellington Management. The Manager has allocated less than 100% of these funds' assets investable in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time. Prior to March 1, 2006, the Manager (not the Fund) paid Wellington Management a subadvisory fee in the annual amount of 0.40% of the first $50 million of the portion of the Fund's average net assets that Wellington Management managed and invested in real estate securities, plus 0.35% of the portion of the Fund's average net assets over $50 million that Wellington Management managed and invested in real estate securities, plus 0.20% of the portion of the Fund's average net assets that Wellington Management managed and invested in securities other than real estate securities. For the year ended May 31, 2006, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $1,092,000.

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

           Effective January 3, 2006, the Manager (not the Fund) pays MFSIM a subadvisory fee in the annual amount of 0.29% of the portion of the Fund's average net assets that MFSIM manages. Prior to January 3, 2006, the Manager (not the Fund) paid MFSIM a subadvisory fee based on the aggregate average net assets that MFSIM managed in the USAA World Growth Fund, the USAA International Fund, the USAA Life Investment Trust World Growth Fund, and the USAA Cornerstone
           Strategy Fund combined (MFSIM Funds), in the annual amount of 0.335% of the first $350 million of assets, plus 0.225% of assets over $350 million but not over $1 billion, plus 0.200% of assets over $1 billion. For the year ended May 31, 2006, the Manager incurred subadvisory fees for the Fund, paid or payable to MFSIM, of $830,000.

           Effective March 1, 2006, the Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund and the USAA Capital Growth Fund combined in an annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million. For the period of December 1, 2005, through February 28, 2006, the Manager (not the Fund) paid Batterymarch a subadvisory fee based on the Fund's net assets that Batterymarch managed, in an annual amount of 0.25% on the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million. For the year ended May 31, 2006, the Manager incurred subadvisory fees, paid or payable to Batterymarch, of $303,000.

        C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund.
           For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

           average net assets. For the year ended May 31, 2006, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,463,000.

           In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the year ended May 31, 2006, the Fund reimbursed the Manager $52,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

        D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.19% of the Fund's average annual net assets, before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. The Fund had no reimbursable expenses as of May 31, 2006.

        E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2006, the Fund incurred transfer agent's fees, paid or payable to SAS, of $3,402,000.

        F. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

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           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

(8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated Trustees or Fund officers received any compensation from the Fund.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
--------------------------------------------------------------------------------

         During the year ended May 31, 2006, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred:

                                                                            NET REALIZED
                                                              COST TO        GAIN (LOSS)
                SELLER                     PURCHASER         PURCHASER        TO SELLER
         ---------------------------------------------------------------------------------
         USAA Cornerstone                 USAA Balanced       $  866,000      $ (91,000)
           Strategy Fund                  Strategy Fund

         USAA Precious Metals and        USAA Cornerstone
           Minerals Fund                   Strategy Fund         816,000        573,000

         USAA High-Yield                 USAA Cornerstone
           Opportunities Fund              Strategy Fund       1,562,000          1,000

78

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

(10) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED MAY 31,
                                              ---------------------------------------------------------------------
                                                    2006          2005            2004           2003          2002
                                              ---------------------------------------------------------------------
Net asset value at beginning of period        $    26.53    $    25.80      $    22.22     $    23.57    $    25.26
                                              ---------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                             .56           .30(a)          .22            .27           .39(d)
   Net realized and unrealized gain (loss)          1.68          2.13(a)         3.57           (.93)        (1.16)(d)
                                              ---------------------------------------------------------------------
Total from investment operations                    2.24          2.43(a)         3.79           (.66)         (.77)
                                              ---------------------------------------------------------------------
Less distributions:
   From net investment income                       (.22)         (.45)           (.21)          (.26)         (.57)
   From realized capital gains                     (2.05)        (1.25)              -           (.43)         (.35)
                                              ---------------------------------------------------------------------
Total distributions                                (2.27)        (1.70)           (.21)          (.69)         (.92)
                                              ---------------------------------------------------------------------
Net asset value at end of period              $    26.50    $    26.53      $    25.80     $    22.22    $    23.57
                                              =====================================================================
Total return (%)*                                   8.67          9.42           17.08          (2.59)        (2.96)
Net assets at end of period (000)             $1,712,123    $1,543,380      $1,350,044     $1,132,544    $1,197,131
Ratio of expenses to average
   net assets (%)**(b,c)                            1.17          1.18            1.19           1.19          1.16
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)**(b)                             -             -            1.20           1.27          1.17
Ratio of net investment income to
   average net assets (%)**                         2.01          1.15             .81           1.34          1.69(d)
Portfolio turnover (%)                            150.51         64.88           90.94         131.07         30.52

  * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
 ** For the year ended May 31, 2006, average net assets were $1,643,437,000.
(a) Calculated using average shares.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                    (.01%)        (.02%)          (.02%)         (.01%)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Effective April 26, 2002, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.19% of the
    Fund's average net assets.
(d) In 2001, a change in amortization method was made as required by an accounting pronouncement. Without that change, these amounts would have been:
            Net investment income                                 $  .39
            Net realized and unrealized loss                      $(1.16)
            Ratio of net investment income to average net assets    1.70%

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2005, through May 31, 2006.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

80

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                            EXPENSES PAID
                                                   BEGINNING              ENDING            DURING PERIOD*
                                                ACCOUNT VALUE         ACCOUNT VALUE       DECEMBER 1, 2005 -
                                               DECEMBER 1, 2005        MAY 31, 2006         MAY 31, 2006
                                              -------------------------------------------------------------
          Actual                                   $1,000.00            $1,039.60                $5.95

          Hypothetical
             (5% return before expenses)            1,000.00             1,019.10                 5.89

         *Expenses are equal to the Fund's annualized expense ratio of 1.17%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 3.96% for the six-month period of December 1, 2005, through May 31, 2006.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

SEPTEMBER BOARD MEETING
--------------------------------------------------------------------------------

         As disclosed in the Information Statement to shareholders dated December 1, 2005, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), at a meeting held on September 14, 2005, approved the adoption of an Investment Subadvisory Agreement with Batterymarch Financial Management, Inc. (Batterymarch). In advance of the meeting, the Board received and considered a variety of information relating to the Investment Subadvisory Agreement and Batterymarch, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) materials about Batterymarch's new "best ideas" global investment strategy; (ii) the qualifications of the individuals at Batterymarch responsible for these investment activities; (iii) the fees to be paid to Batterymarch; and (iv) the complementary nature of the investment strategies of Batterymarch with the existing subadvisers Wellington Management Company, LLP and MFS Investment Management. Prior to voting, the Independent Trustees reviewed the proposed Investment Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Investment Subadvisory Agreement. The Independent Trustees also reviewed the proposed Investment Subadvisory Agreement in private sessions with their counsel at which no representatives of management were present.

         In approving the Fund's Investment Subadvisory Agreement with Batterymarch, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by Batterymarch, including the personnel that will be providing services; (ii) Batterymarch's compensation and any other benefits that will be derived from the subadvisory relationship by Batterymarch;
         (iii) comparisons, to the extent available, of subadvisory fees and

82

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         performance to comparable investment companies; and (iv) the terms of the Investment Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Investment Subadvisory Agreement with Batterymarch. In approving the Investment Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Independent Board Member attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Board considered information provided to them regarding the services to be provided by Batterymarch. The Board considered Batterymarch's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who will be responsible for managing the investment of portfolio securities with respect to the Fund and Batterymarch's level of staffing. The Board noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Board also noted Batterymarch's brokerage practices. The Board also considered Batterymarch's regulatory and compliance history. The Board noted that the Manager's monitoring processes of Batterymarch will include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to Batterymarch.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of Batterymarch. In considering the cost of services to be provided by Batterymarch and the profitability to Batterymarch

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         of its relationship with the Fund, the Board noted that the fees under the Investment Subadvisory Agreement will be paid by the Manager. The Board also relied on the ability of the Manager to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by Batterymarch, Batterymarch's anticipated profitability with respect to the Fund, and the potential economies of scale in Batterymarch's management of the Fund, to the extent available. However, this information was less significant to the Board's consideration of the Investment Subadvisory Agreement than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board noted that the "best ideas" global investment strategy is a new product offering from Batterymarch; and as a result, the Board received no information about the fees that Batterymarch charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager will pay a subadvisory fee to Batterymarch. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Batterymarch. The Board also noted Batterymarch's long-term performance record for other accounts.

         CONCLUSION. The Board reached the following conclusions regarding the Investment Subadvisory Agreement, among others: (i) Batterymarch is qualified to manage a portion of the Fund's assets in accordance with its investment objectives and policies; (ii) Batterymarch maintains an appropriate compliance program; (iii) Batterymarch's performance in managing other accounts is reasonable; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and Batterymarch. Based on its conclusions, the Board determined that approval of the Investment Subadvisory Agreement with Batterymarch would be in the interests of the Fund and its shareholders.

84

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

APRIL BOARD MEETING
--------------------------------------------------------------------------------

         At a meeting of the Board of Trustees held on April 19, 2006, the Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board of Trustees of the Trust receives and reviews, among other

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates

86

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

         The Board considered the Manager's management style and the performance of its duties under the Investment Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," were also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate
         - which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements - was above the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were lower than the median of both its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

         In considering the Fund's performance, the Board of Trustees noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in

88

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2005, and was lower than the average of its performance universe and exceeded the average of its Lipper index for the five-year period ended December 31, 2005. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ending December 31, 2005. The Trustees considered the Manager's discussion of the factors contributing to the Fund's underperformance and its plan to address such performance.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also noted that the Fund's contractual management fees are below the asset-weighted average of funds at all asset levels in its peer group as set forth in the report prepared by the independent third party. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fees. The Board also took into account other economies of scale achieved by the Fund with respect to certain fixed expenses as a result of the Fund's asset size. The Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

         In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent,

90

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2005, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the recent performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

92

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2006

         CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on the Board's conclusions, the Board of Trustees determined that approval of each Subadvisory Agreement with respect to the Fund would be in the interests of the Fund and its shareholders.

 D I R E C T O R S '  A N D  O F F I C E R S '
=====================-----------------------------------------------------------
                      INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

              The Board of Directors of the Company consists of five Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates.
              The term of office for each Director shall be 20 years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

              Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual funds as of May 31, 2006. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

              If you would like more information about the funds' Directors, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

              * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS
                AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

94

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTOR(1)
--------------------------------------------------------------------------------

              CHRISTOPHER W. CLAUS (2,4)
              Director
              Born: December 1960
              Year of Election or Appointment: 2001

              President, Chief Executive Officer, Director, and Chairman of the Board of Directors, IMCO (12/04-present); President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-12/04); Senior Vice President, Investment Sales and Service, IMCO (7/00-2/01). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services (SAS). He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

              BARBARA B. DREEBEN (3,4,5,6)
              Director
              Born: June 1945
              Year of Election or Appointment: 1994

              President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              ROBERT L. MASON, PH.D. (3,4,5,6)
              Director
              Born: July 1946
              Year of Election or Appointment: 1997

              Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              MICHAEL F. REIMHERR (3,4,5,6)
              Director
              Born: August 1945
              Year of Election or Appointment: 2000

              President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/ Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

96

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              RICHARD A. ZUCKER (2,3,4,5,6)
              Director and Chairman of the Board of Directors
              Born: July 1943
              Year of Election or Appointment: 1992(+)

              Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

              (+) MR. ZUCKER WAS ELECTED AS CHAIRMAN OF THE BOARD IN 2005.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

              CLIFFORD A. GLADSON
              Vice President
              Born: November 1950
              Year of Appointment: 2002

              Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02). Mr. Gladson also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              STUART WESTER
              Vice President
              Born: June 1947
              Year of Appointment: 2002

              Vice President, Equity Investments, IMCO (1/99-present). Mr. Wester also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              MARK S. HOWARD
              Secretary
              Born: October 1963
              Year of Appointment: 2002

              Senior Vice President, Life/IMCO/USAA Financial Planning Services
              (FPS) General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life Insurance Company, IMCO, USAA Financial Advisers, Inc. (FAI), FPS, and SAS; and Secretary for USAA Life Investment Trust, a registered investment company offering five individual funds.

              (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

98

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              DEBRA K. DUNN
              Treasurer
              Born: August 1969
              Year of Appointment: 2005

              Assistant Vice President, IMCO/FPS Finance, USAA (9/04-present); Executive Director, IMCO/FPS Finance, USAA (12/03-9/04); Executive Director, FPS Finance, USAA (2/03-12/03); Director, FPS Finance, USAA (12/02-2/03); Director, Strategic Financial Analysis, IMCO (1/01-12/02); Financial Business Analyst, Strategic Financial Analysis, IMCO (3/00-1/01). Ms. Dunn also holds the Officer positions of Assistant Vice President and Treasurer for IMCO, SAS, FPS, and FAI; and Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

              EILEEN M. SMILEY
              Assistant Secretary
              Born: November 1959
              Year of Appointment: 2003

              Vice President, Securities Counsel, USAA (2/04-present); Assistant Vice President, Securities Counsel, USAA (1/03-2/04); Attorney, Morrison & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of Vice President and Assistant Secretary of IMCO, SAS, FAI, and FPS; and Assistant Secretary of USAA Life Investment Trust, a registered investment company offering five individual funds.

              ROBERTO GALINDO, JR.
              Assistant Treasurer
              Born: November 1960
              Year of Appointment: 2000

              Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01). Mr. Galindo also holds the Officer position of Assistant Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              JEFFREY D. HILL
              Chief Compliance Officer
              Born: December 1967
              Year of Appointment: 2004

              Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02); Senior Manager, Investment Management Assurance and Advisory Services, KPMG LLP (6/98-8/01). Mr. Hill also serves as Chief Compliance Officer of USAA Life Investment Trust, a registered investment company offering five individual funds.

100

 N O T E S
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                                                                             101

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                                                                             103

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

                    TRUSTEES    Christopher W. Claus
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Richard A. Zucker

              ADMINISTRATOR,    USAA Investment Management Company
         INVESTMENT ADVISER,    P.O. Box 659453
                UNDERWRITER,    San Antonio, Texas 78265-9825
             AND DISTRIBUTOR

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               CUSTODIAN AND    State Street Bank and Trust Company
            ACCOUNTING AGENT    P.O. Box 1713
                                Boston, Massachusetts 02105

                 INDEPENDENT    Ernst & Young LLP
           REGISTERED PUBLIC    100 West Houston St., Suite 1800
             ACCOUNTING FIRM    San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central time
            ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.

              FOR ADDITIONAL    (800) 531-8181
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions (800) 531-8448

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    (800) 531-8066

                 MUTUAL FUND    (from touch-tone phones only)
              USAA TOUCHLINE    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                (800) 531-8777

             INTERNET ACCESS    USAA.COM

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND
(III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

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

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               USAA               ----------------------------------
                                     INSURANCE o MEMBER SERVICES

23405-0706                                   (C)2006, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Trustees of USAA Investment Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. On September 14, 2005, the Board of Trustees of USAA Investment Trust approved a revised Sarbanes Code applicable to the Funds' senior financial officers. There were no substantive changes to the ethical duties or responsibilities of the Funds' senior financial officers. The changes to the Sarbanes Code were necessary because of the change of the Funds' Chairman of the Board to an independent director. The revised Sarbanes Code clarifies that the same USAA personnel will continue to receive reports of all violations of the Sarbanes Code and be required to approve outside employment and certain financial interests in transactions. Under the revised Sarbanes Code, the Funds' Board of Directors will continue to receive the same notifications, reports and have the same power that it had before under the original Sarbanes Code. A copy of the revised Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code or the revised Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. has been designated as an audit committee financial expert for USAA Investment Trust. Dr. Starks has served as a professor of Finance at the University of Texas at Austin since 1987, and has served as the Chair Professor of Finance since 1996. Dr. Starks also has served as a consultant to numerous clients, including accounting firms, on a range of finance, accounting and auditing issues and an expert witness in cases involving financial reporting matters. Dr. Starks is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Investment Trust. Dr. Starks resigned from the Board of Trustees effective May 22, 2006.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Investment Trust, consists of 10 funds in all. Only 9 funds of the Registrant (excluding the Total Return Strategy Fund) have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Funds' annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2006 and 2005 were $221,400 and $150,400, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2006 and 2005 were $50,000 and $15,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young, LLP for tax services are detailed in the table below:

----------------------------------------------------------------------------------------------
               Review of Federal,
               State and City        Passive     Quarterly
               Income and tax        Foreign     Diversification
               returns and excise   Investment   Review under      Excise Tax
               tax calculations      Company     Subchapter M      Assistance          TOTAL
----------------------------------------------------------------------------------------------
FYE 5-31-2006     $44,390            $11,125       $11,633           $ 8,494          $ 75,642
FYE 5-31-2005     $41,100            $14,050       $10,993           $     0          $ 66,143
----------------------------------------------------------------------------------------------
TOTAL             $85,490            $25,175       $22,626           $ 8,494          $141,785
----------------------------------------------------------------------------------------------

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2006 or 2005.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2006 and 2005 were $187,642 and $109,143, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2006 and 2005 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 10.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Investment Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. Disclosure controls and procedures were established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 11.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUND, INC.
                           USAA TAX-EXEMPT FUND, INC.
                              USAA INVESTMENT TRUST
                             USAA MUTUAL FUNDS TRUST
                           USAA LIFE INVESTMENT TRUST

I.       PURPOSE OF THE CODE OF ETHICS
         -----------------------------

         USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust, USAA Mutual Funds Trust and USAA Life Investment Trust (collectively, the Funds, and each a Company) have adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to each Company's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
             - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
             - full, fair, accurate, timely and understandable disclosure in reports and documents that each Company files with, or submits to, the SEC and in other public communications made by each Company;
             - compliance with applicable laws and governmental rules and regulations;
             - prompt internal reporting of violations of the Code to the Chief Legal Officer of each Company, the President of each Company (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the relevant Funds' Board of Directors/ Trustees; and
             -  accountability for adherence to the Code.

          Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST
         ---------------------

         A.       DEFINITION OF A CONFLICT OF INTEREST.
                  ------------------------------------

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by each Company's Board of Directors/Trustees (each a Board, and collectively the Boards) that the Covered Officers also may be officers or employees of one or more other investment companies covered by this joint USAA Funds' Code.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
                o EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or a Company, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to each affected Company.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Company has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of a Company shall be considered the Chief Legal Officer of a Company.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than IMCO or any other USAA company, must be approved by the Chair/ CEO of USAA and reported to each affected Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to each affected Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS
         --------------------------------------

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by each Company.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Directors/ Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by a Company with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY
         ----------------------------

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of each Company is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA
                Funds' outside counsel or counsel for the Independent Directors/Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Board of Directors/Trustees.

         B.     REQUIRED REPORTS
                ----------------

                -      EACH COVERED OFFICER MUST:
                       -------------------------

                       - Upon adoption of the Code, affirm in writing to the Boards that he has received, read and understands the Code.
                       - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -      THE CHIEF LEGAL OFFICER MUST:
                       ----------------------------

                       - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                       - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES
                  ------------------------

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Company (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the relevant Funds' Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Company's outside counsel or the counsel to the Independent Directors/Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the relevant Funds' Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  o        The  Boards  of  Directors/Trustees  understand  that
                           Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Directors/Trustees will report to the Boards the action taken by USAA with respect to a Covered
                           Officer.

V.       OTHER POLICIES AND PROCEDURES
         -----------------------------

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of a Company, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS
         ----------

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Boards of Directors/Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION
         --------------------------------------

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Directors/Trustees and counsel for the Independent Directors/Trustees (if any), the appropriate Company and its counsel, IMCO, and other personnel of USAA as determined by the affected Company's Chief Legal Officer or the Chairman of the Board of Directors/Trustees.


Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA Mutual Funds
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.
Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA Mutual Funds Trust: September 14, 2005.
Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust:  December 8, 2005.



                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------

TITLE             COMPANY
-----             -------

PRESIDENT         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA Mutual Funds Trust
                  USAA Life Investment Trust

TREASURER         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA Mutual Funds Trust
                  USAA Life Investment Trust

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA INVESTMENT TRUST (EXCEPT TOTAL RETURN STRATEGY FUND)

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    JULY 31, 2006
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    JULY 31, 2006
         ------------------------------


By:*     /s/ DEBRA K. DUNN
         ---------------------------------------------
         Signature and Title:  Debra K. Dunn/Treasurer

Date:    JULY 31, 2006
         ------------------------------


*Print the name and title of each signing officer under his or her signature.